UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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57TH STREET GENERAL ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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57TH STREET GENERAL ACQUISITION CORP.
110 West 40th Street, Suite 2100
New York, New York 10018
September 16, 2011
To the Stockholders of 57th Street General Acquisition Corp.:
You are cordially invited to attend the annual meeting of stockholders of 57th Street General Acquisition Corp. on Tuesday, October 25, 2011. The annual meeting will begin at 1:00 p.m. local time at the offices of Provident State Bank, located at 312 Main Street, Preston, Maryland 21655.
Information regarding each of the matters to be voted on at the annual meeting is contained in the attached proxy statement and notice of annual meeting of stockholders. We urge you to read the enclosed proxy statement carefully. Because it is important that your shares be voted at the annual meeting, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope, whether or not you plan to attend in person. If you are a stockholder of record and do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.
We appreciate your continued support of and interest in 57th Street General Acquisition Corp. and its subsidiary, Crumbs Holdings LLC.
We look forward to seeing you in Preston, Maryland on October 25, 20011.

Very truly yours,
By:	/s/ Edwin H. Lewis
Edwin H. Lewis
Chairman of the Board

57TH STREET GENERAL ACQUISITION CORP.
110 West 40th Street, Suite 2100
New York, New York 10018
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held October 25, 2011
TO THE STOCKHOLDERS OF 57th STREET GENERAL ACQUISITION CORP.:
NOTICE IS HEREBY GIVEN that the 2011 annual meeting of stockholders of 57th Street General Acquisition Corp., a Delaware corporation (the “Company”), will be held at the offices of Provident State Bank, located at 312 Main Street, Preston, Maryland 21655, on Tuesday, October 25, 2011, at 1:00 p.m., local time, for the following purposes, as described in the accompanying proxy statement:
1.	To elect four directors, each such director to hold office for one year and until his successor is duly elected and qualified;
2.
To consider and vote upon a proposal to approve an amended and restated certificate of incorporation to (i) amend Article FIRST to change the name of the corporation from “57th Street General Acquisition Corp.” to “Crumbs Bake Shop, Inc.” and (ii) remove certain language therefrom related to the Company’s earlier status as a special purpose acquisition company;

3.
To consider and vote upon a proposal to adopt an amendment to the certificate of designation of the Series A Voting Preferred Stock (the “Series A Preferred Stock”) to, among other things, specifically eliminate the ability of the holders of the Series A Preferred Stock (the “Series A Holders”), as a class, to elect a majority of the Board of Directors if such right exceeds the Series A Holders’ aggregate beneficial commensurate ownership;

4.
To consider and vote upon a proposal to approve the adoption of the Equity Incentive Plan (the “Incentive Plan”), pursuant to which 338,295 shares of common stock will be reserved for issuance to employees, directors, officers and other eligible persons upon the exercise of various types of equity awards to be granted pursuant to the terms of the Incentive Plan;

5.	To ratify the appointment of Rothstein Kass & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011;
6.
To consider and vote on a proposal to authorize the Board of Directors to adjourn the annual meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies, in the event there are insufficient votes present in person or represented by proxy at the annual meeting to approve the proposals; and

To transact any other business which properly may be brought before the annual meeting or any adjournment or postponement thereof, including matters incidental to its conduct.
All stockholders are cordially invited to attend the annual meeting of stockholders. Only stockholders of record of the Company at the close of business on September 15, 2011 are entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 110 West 40th Street, Suite 2100, New York, New York 10018 for a period of ten days prior to the annual meeting. The list will also be available for the examination of any stockholder of record present at the annual meeting.
Your vote is important. Your prompt response will also help reduce proxy costs and will help you avoid receiving follow-up telephone calls or mailings. Please vote as soon as possible.

By Order of the Board of Directors, 57th Street General Acquisition Corp.
New York, New York	By:	/s/ Ronda S. Kase
September 16, 2011		Ronda S. Kase, Secretary
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held October 25, 2011: The Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, are available at: http://www.cstproxy.com/crumbs/2011.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
CORPORATE GOVERNANCE
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
CHANGES IN INDEPENDENT REGISTERED ACCOUNTING FIRM
PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION
PROPOSAL 3 AMENDMENT TO THE CERTIFICATE OF DESIGNATION
PROPOSAL 4 ADOPTION OF THE INCENTIVE PLAN
PROPOSAL 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 6 AUTHORIZATION TO ADJOURN THE ANNUAL MEETING
ADDITIONAL INFORMATION
APPENDIX I
APPENDIX II
APPENDIX III
APPENDIX IV

57TH STREET GENERAL ACQUISITION CORP.
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To be held October 25, 2011
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
WHY DID YOU FURNISH ME THIS PROXY STATEMENT?
This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of 57th Street General Acquisition Corp., a Delaware corporation (the “Company”), for use at the annual meeting of the Company’s stockholders to be held at the offices of Provident State Bank, located at 312 Main Street, Preston, Maryland 21655, on Tuesday, October 25, 2011 at 1:00 p.m., local time, and at any adjournments or postponements of the annual meeting. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the annual meeting. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided. We expect to mail this proxy statement to our stockholders on or about September 23, 2011.
WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?
We will address the following proposals at the annual meeting:
1.	The election of the four nominees for director identified below, each to serve for one year and until his successor is elected and qualified;
2.
The approval of an amended and restated certificate of incorporation to (i) amend Article FIRST to change the name of the corporation from “57th Street General Acquisition Corp.” to “Crumbs Bake Shop, Inc.” and (ii) remove certain language therefrom related to the Company’s earlier status as a special purpose acquisition company;

3.
The adoption of an amendment to the certificate of designation (the “Certificate of Designation”) of the Series A Voting Preferred Stock (the “Series A Preferred Stock”) to specifically eliminate the ability of the holders of the Series A Preferred Stock (the “Series A Holders”), as a class, to elect a majority of the Board of Directors if such right exceeds the Series A Holders’ aggregate beneficial commensurate ownership;

4.
The approval of the adoption of the Company’s Equity Incentive Plan (the “Incentive Plan”) pursuant to which 338,295 shares of common stock will be reserved for issuance to employees, directors, officers and other eligible persons upon the exercise of various types of equity awards to be granted pursuant to the terms of the Incentive Plan;

5.	The ratification of the appointment of Rothstein Kass & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011;
6.	The authorization to adjourn the annual meeting to a later date or dates if there are insufficient votes to approve the proposals or any of them; and
Transaction of such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting, including matters incidental to its conduct.
Our Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote in favor of each of the proposals.

WHO MAY VOTE ON THESE PROPOSALS?
We will send this proxy statement, the attached notice of annual meeting and the enclosed proxy card on or about September 23, 2011 to all stockholders of the Company. Stockholders who owned shares of the Company’s voting stock at the close of business on September 15, 2011 (the “Record Date”) are entitled to vote at the annual meeting on all matters properly brought before the annual meeting.
On the Record Date, the Company had 5,505,885 shares of issued and outstanding common stock, $0.001 par value (“Common Stock”) and 390,000 shares of issued and outstanding Series A Preferred Stock.
HOW MANY VOTES DO I HAVE?
Each share of Common Stock is entitled to one vote on each matter presented at the annual meeting and each share of Series A Preferred Stock is entitled to ten votes on all matters to come before the annual meeting. For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote.
WHY WOULD THE ANNUAL MEETING BE POSTPONED?
The annual meeting will be postponed if a quorum is not present on October 25, 2011. The presence in person or by proxy of a majority of the voting power of outstanding shares of capital stock of the Company as of the Record Date will constitute a quorum and is required to transact business at the annual meeting. If a quorum is not present, the annual meeting may be adjourned until a quorum is obtained.
WHAT CONSTITUTES A QUORUM?
In order to conduct our annual meeting, a majority of the voting power of the issued and outstanding shares of Common Stock and Series A Preferred Stock of the Company, voting together as a single class, must be present in person or represented by proxy. This is known as a “quorum.” Abstentions and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, referred to as broker non-votes, will count toward establishing a quorum.
HOW DO I VOTE BY PROXY?
Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the proxy card provided and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the annual meeting and vote in person.
If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:
1.	FOR the election of each of the four nominees for director identified below;
2.
FOR the approval of the amendment and restatement of the Certificate of Incorporation to (i) effect the name change and (ii) remove certain language therefrom related to the Company’s earlier status as a special purpose acquisition company;

3.
FOR the approval of the adoption of the amendment to the Certificate of Designation to, among other things, specifically eliminate the ability of the Series A Holders, as a class, to elect a majority of the Board of Directors if such right exceeds the Series A Holders’ aggregate beneficial commensurate ownership;

4.	FOR the approval of the adoption of the Incentive Plan;
5.	FOR the ratification of the appointment of Rothstein Kass & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and
6.	FOR the authorization to adjourn the annual meeting to a later date or dates if there are insufficient votes to approve the proposals or any of them.

If any other matters are presented, your proxy will vote in accordance with his or her best judgment. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the annual meeting other than those discussed in this proxy statement.
HOW DO I VOTE IN PERSON?
If you plan to attend the annual meeting and vote in person on October 25, 2011, or at a later date if the meeting is adjourned or postponed to a later date, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.
MAY I REVOKE MY PROXY?
If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:
1.	You may send in another proxy with a later date; or
2.
You may notify the Company in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the annual meeting, that you are revoking your proxy; or

3.	You may vote in person at the annual meeting.
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
Proposal 1: Election of the four nominees for Director.
A plurality of the eligible votes cast by holders of our Common Stock and Series A Preferred Stock, voting together as a single class, is required to elect each of the four director nominees. A nominee who receives a plurality means he has received more votes than any other nominee for the same director’s seat.
Proposal 2: Approval of the amendment and restatement of the Certificate of Incorporation.
Proposal 2, the approval of the amendment and restatement of the Certificate of Incorporation to (i) amend the Company’s name and (ii) remove certain language therefrom related to the Company’s earlier status as a special purpose acquisition company, requires the affirmative vote of the majority of the outstanding shares of Common Stock and Series A Preferred Stock, voting together as a single class, entitled to vote thereon.
Proposal 3: Approval of the adoption of the amendment to the Certificate of Designation.
Proposal 3, the approval of the adoption of the amendment to the Certificate of Designation to, among other things, specifically eliminate the ability of the Series A Holders as a class, to elect a majority of the Board of Directors if such right exceeds the Series A Holders’ aggregate beneficial commensurate ownership, requires the affirmative vote of the majority of the outstanding shares of the Common Stock and Series A Preferred Stock, voting together as a single class, and the affirmative vote of the majority of the outstanding shares of the Series A Preferred Stock, voting as a separate class, each entitled to vote thereon.
Proposal 4: Approval of the adoption of the Incentive Plan.
Proposal 4, the approval of the adoption of the Incentive Plan, requires the affirmative vote of the majority of the shares of Common Stock and Series A Preferred Stock, voting together as a single class, present in person or represented by proxy at the annual meeting and entitled to vote thereon.

Proposal 5: Ratification of independent registered public accounting firm.
Proposal 5, the ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the majority of the shares of Common Stock and Series A Preferred Stock, voting together as a single class, present in person or represented by proxy at the annual meeting and entitled to vote thereon.
Proposal 6: Adjournment of the annual meeting.
Proposal 6, the adjournment of the annual meeting, requires the affirmative vote of the majority of the shares of Common Stock and Series A Preferred Stock, voting together as a single class, present in person or represented by proxy at the annual meeting and entitled to vote thereon.
ARE THERE ANY DISSENTERS’ RIGHTS OF APPRAISAL?
The Board of Directors is not proposing any action for which the laws of the State of Delaware, the Certificate of Incorporation or the Bylaws of the Company provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder’s shares.
WHO BEARS THE COST OF SOLICITING PROXIES?
The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.
WHERE ARE THE COMPANY’S PRINCIPAL EXECUTIVE AND ADMINISTRATIVE OFFICES?
The principal executive offices of the Company are located at 110 West 40th Street, Suite 2100, New York, New York and our telephone number is (212) 221-7105. The administrative offices of the Company are located at P.O. Box 388, 145 Main Street, Preston, Maryland 21655.
HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?
Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “Form 10-K”), and Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 (the “Form 10-Q”), are being sent to all stockholders along with this proxy statement. Additional copies will be furnished without charge to stockholders upon written request. Exhibits to the Form 10-K and Form 10-Q will be provided upon written request and payment of an appropriate fee. All written requests should be directed to: Ronda S. Kase, Secretary, P.O. Box 388, 145 Main Street, Preston, Maryland 21655.
The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which requires that it file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC’s website address is http://www.sec.gov. In addition, the Company’s Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1580, 100 F Street, N.E., Washington, DC 20549, on official business days during the hours of 10:00 am to 3:00 pm. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth information known to us regarding the beneficial ownership of the Common Stock and the Series A Preferred Stock as of the Record Date, by: (i) each person known by us to be the beneficial owner of more than 5% of the outstanding Common Stock and Series A Preferred Stock; (ii) each executive officer and director, and (iii) all executive officers and directors as a group. Each stockholder’s beneficial ownership of Common Stock has been calculated, assuming 14,862,185 shares of Common Stock are issued and outstanding including (i) 5,505,885 shares of Common Stock; (ii) 5,456,300 shares of Common Stock issuable upon exercise of outstanding warrants to purchase common stock (the “Warrants”); and (iii) 3,900,000 shares of Common Stock in exchange for 3,900,000 New Crumbs Class B Exchangeable Units (as defined below) of Crumbs Holdings LLC, a Delaware limited liability company (“Crumbs”) issued to the Members of Crumbs upon consummation of the business transaction. Each stockholder’s beneficial ownership of Series A Preferred Stock assumes that none of the 3,900,000 New Crumbs Class B Exchangeable Units have been exchanged for shares of Common Stock, and therefore 390,000 shares of Series A Preferred Stock are issued and outstanding. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all securities that they beneficially own (within the meaning of Rule 13d-3 of the Exchange Act).

				Amount and
				nature of		Approximate
	Amount and nature		Approximate	beneficial		percentage of
	of beneficial		percentage of	ownership of		outstanding
Name and address	ownership of		outstanding	Series A		Series A
of beneficial owners	Common Stock		Common Stock	Preferred Stock		Preferred Stock

57th Street GAC Holdings LLC (1)(2)	806,256		5.42%	—		—
Mark D. Klein (1)(2)(3)	216,756		1.46%	—		—
Paul D. Lapping (1)(2)(4)	806,256		5.42%	—		—
Frederick G. Kraegel (2)(5)(7)	8,063		*	—		—
Leonard A. Potter (2)(6)(7)	106,253		*	—		—
EHL Holdings LLC (7)(8)(9)	2,542,643	(9)(10)	17.11%	190,124.9		48.75%
Edwin H. Lewis (7)	2,542,643	(9)(10)	17.11%	190,124.9		48.75%
Jason Bauer (7)	—	(9)	—	—		—
Mia Bauer (7)	—	(9)	—	—		—
Victor Bauer (7)	—	(9)	—	—		—
Bauer Holdings, Inc. (7)	1,901,249	(9)	12.79%	190,124.9		48.75%
John D. Ireland (7)	97,502	(9)	*	9,750.2		2.50%
Julian R. Geiger (7)	—		—	—		—
Jeffrey D. Roseman (7)	2,500		*	—		—
Andrew J. Moger (7)	—		—	—		—
Austin W. Marxe and David M. Greenhouse (11)	1,297,488		8.74%	—		—
Essex Investment Management Company LLC (12)	781,665		5.26%	—		—
All directors and executive officers as a group (10 persons) (13)	4,874,966	(9)	32.80%	390,000	(12)	100.00%

*	Less than 1 percent.

(1)	The business address of each of the stockholders is 590 Madison Avenue, 35th Floor, New York, New York 10022.

(2)
Pursuant to a Schedule 13G filed with the SEC on June 28, 2011, the sole managing member of 57th Street GAC Holdings LLC (“57th Street Holdings”), our founding stockholder, is Paul D. Lapping, formerly our chief financial officer, treasurer, secretary and director, who has sole voting and dispositive power over 57th Street Holdings and, as a result, Mr. Lapping may be considered the beneficial owner of any shares owned by 57th Street Holdings. Includes 350,000 shares of Common Stock issued to 57th Street Holdings pursuant to the Insider Warrant Exchange Agreement dated as of May 5, 2011, among the Company, 57th Street Holdings and the other parties thereto for the exchange of 3.5 million Insider Warrants to purchase Common Stock (as defined below). Mr. Lapping disclaims beneficial ownership of any shares in which he does not have a pecuniary interest.

(3)
This amount includes Common Stock beneficially owned by Mr. Klein through his ownership interest in 57th Street Holdings. Mr. Klein disclaims beneficial ownership of any shares in which he does not have a pecuniary interest.

(4)
Mr. Lapping is sole managing member of Jakal Investments, LLC, a family trust of Mr. Lapping. Jakal Investments LLC, through its ownership interest in 57th Street Holdings may be deemed the beneficial owner of 60,861 shares of Common Stock. Mr. Lapping disclaims beneficial ownership of any shares in which he does not have a pecuniary interest.

(5)
This amount includes Common Stock beneficially owned by Mr. Kraegel through his ownership interest in 57th Street Holdings. Mr. Kraegel disclaims beneficial ownership of any shares in which he does not have a pecuniary interest.

(6)
This amount includes Common Stock beneficially owned by Mr. Potter through his ownership interest in 57th Street Holdings. Mr. Potter disclaims beneficial ownership of any shares in which he does not have a pecuniary interest.

(7)
The address of EHL Holdings LLC is 220 S. Morris St., Box 8, Oxford, MD 21654. The address of Jason Bauer, Mia Bauer, Victor Bauer, Bauer Holdings, Inc. (formerly Crumbs, Inc.), Frederick G. Kraegel, Leonard A. Potter, Julian R. Geiger, Jeffrey D. Roseman and Andrew J. Moger is 110 West 40th St., Suite 2100, New York, New York 10018. The address of John D. Ireland is P.O. Box 388, 145 Main Street, Preston, Maryland 21655.

(8)
Each of Jason Bauer, Mia Bauer and Victor Bauer own one-third of the shares of common stock of Bauer Holdings, Inc., respectively, and each serves as a director of Bauer Holdings, Inc. As a result, each may be deemed to be a beneficial owner of the securities owned by Bauer Holdings, Inc. The amount of securities listed for each of Jason Bauer, Mia Bauer and Victor Bauer do not include one-third of the Common Stock and Series A Preferred Stock, as the case may be, held by Bauer Holdings, Inc. that may be deemed to be beneficially owned by each such individual.

Edwin H. Lewis is the sole member of EHL Holdings LLC and has sole voting and dispositive power over EHL Holdings LLC and as a result, may be deemed to be the beneficial owner of the securities owned by EHL Holdings LLC.

(9)
Assumes the Members exchange their 3,900,000 New Crumbs Class B Exchangeable Units into 3,900,000 shares of Common Stock. In connection with such exchange and pursuant to the terms of the Business Combination Agreement and the Certificate of Designation relating to the Series A Preferred Stock, the 390,000 shares of Series A Preferred Stock issued to the Members in connection with the consummation of the Merger will be automatically redeemed. Does not reflect: (i) up to 440,000 shares of Series A Preferred Stock issuable in connection with certain financial and stock price targets, none of which are exchangeable into Common Stock; provided, however, upon the exchange of New Crumbs Class B Exchangeable Units into Common Stock by any such Member, the shares of Series A Preferred Stock owned by such Member will be cancelled at a ratio of 1:10 and (ii) up to 4,400,000 New Crumbs Class B Exchangeable Units which may be earned by the Members if certain financial and stock price targets are met (aggregate per target, first target: 1,466,667, second target: 1,466,667, third target 1,466,666). If such financial and stock price targets are not met (or partially met) prior to December 31, 2015, the end of the contingency period, such unearned shares will not be issued.

(10)	Includes an aggregate of 641,394 shares of Common Stock issued upon exchange of 641,394 New Crumbs Class B Exchangeable Units.

(11)
Based on a Form 3 filed on May 17, 2011 and a Form 4 filed on August 16, 2011, with the SEC, Austin W. Marxe (“Marxe”) and David M. Greenhouse (“Greenhouse”), Marxe and Greenhouse share voting and investment control over all securities owned by Special Situations Fund III QP, L.P. (“SSFQP”), Special Situations Cayman Fund, L.P. (“Cayman”) and Special Situations Private Equity Fund, L.P. (“PE”). 452,055 shares of Common Stock and 437,746 Warrants to purchase Common Stock are held by SSFQP, 148,084 shares of Common Stock and 140,511 Warrants to purchase Common Stock are held by Cayman and 62,349 shares of Common Stock and 56,743 Warrants to Purchase Common Stock are held by PE. The interests of Marxe and Greenhouse in the shares of Common Stock and the Warrants owned by SSFQP, Cayman and PE is limited to the extent of his pecuniary interest. Pursuant to a Schedule 13G filed on April 11, 2011 with the SEC, Marxe and Greenhouse are the controlling principals of AWM Investment Company, Inc. (“AWM”), the general partner of and investment adviser to Cayman. AWM also serves as the general partner of MGP Advisers Limited Partnership, the general partner of SSFQP. Marxe and Greenhouse are also members of MG Advisers L.L.C., the general partner of PE. AWM serves as the investment adviser to SSFQP and PE. The address of Marxe and Greenhouse is 527 Madison Avenue, Suite 2600, New York, New York 10022.

(12)
Pursuant to a Schedule 13G filed with the SEC on August 10, 2011, Essex Investment Management Company, LLC (“Essex”) has sole dispositive power as to 781,665 shares of Common Stock and sole voting power as to 709,157 shares of Common Stock. Michael S. McCarthy serves as Sr. Vice President and Director of Operations of Essex and its business address is 125 High Street, 29th Floor, Boston, Massachusetts 02110.

(13)
Includes Common Stock and Series A Preferred Stock, as the case may be, owned by EHL Holdings LLC and Bauer Holdings Inc. Edwin H. Lewis may be deemed to be the beneficial owner of securities owned by EHL Holdings LLC and Jason Bauer, Victor Bauer and Mia Bauer may be deemed to be the beneficial owner of securities owned by Bauer Holdings Inc.

Interest of Directors and Executive Officers in the Matters to be Acted Upon
Each of our director nominees, Mark D. Klein, Frederick G. Kraegel, Leonard A. Potter and Andrew J. Moger, have been nominated for reelection as directors and therefore have an interest in the outcome of Proposal 1. Edwin H. Lewis, Jason Bauer and John D. Ireland or their affiliates own the entirety of the outstanding shares of Series A Preferred Stock and therefore have an interest in the outcome of Proposal 3 regarding amendment of the Certificate of Designation.
Section 16(a) Beneficial Ownership Reporting Requirements
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC. Officers, directors, and greater-than-ten-percent stockholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms that they file.
Based solely upon a review of Forms 3 and Forms 4 furnished to the Company during the fiscal year ended December 31, 2010, and Forms 5 with respect to such fiscal year, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same during such fiscal year except that 57th Street Holdings failed to timely report on Form 4 one forfeiture transaction.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
Directors and Executive Officers
The executive officers and directors of the Company are as follows:

Name	Age	Position With The Company

Edwin H. Lewis	60	Chairman of the Board

Jason Bauer	41	President, Chief Executive Officer and Director

John D. Ireland	49	Executive Vice President—Finance; Chief Financial Officer and Treasurer

Mia Bauer	42	Vice President and Chief Creative Officer

Mark D. Klein	49	Director

Frederick G. Kraegel	63	Director

Leonard A. Potter	49	Director

Julian R. Geiger	66	Director

Jeffrey D. Roseman	50	Director

Andrew J. Moger	41	Director
Set forth below are descriptions of the backgrounds of the executive officers and directors of the Company and their principal occupations for the past five years.
Edwin H. Lewis, has served as chairman of the Company’s Board since May 5, 2011, and as the chairman of the board of managers of Crumbs, our subsidiary, since March 2008. Mr. Lewis has served as chairman and chief executive officer of Not Your Daughter’s Jeans, a manufacturer, marketer and distributor of women’s jeans, since September 2008. Mr. Lewis has also served as president of C&E Holdings Inc., a privately held finance company, since February 1997 and president of Magnolia Bluff, Inc., a privately held real estate holding company, since January, 2002. Mr. Lewis is the sole shareholder of C&E Holdings Inc. and Magnolia Bluff, Inc. In addition, Mr. Lewis served as president and vice chairman of Mossimo, Inc., a designer and licensor of apparel, from 2002 to 2006 and served previously as Mossimo, Inc.’s chief executive officer and vice chairman from 1998 to 2000. Mr. Lewis was with Tommy Hilfiger, Inc., a worldwide apparel and retail company, from 1990 to 1996, serving as vice chairman and chief executive officer. Mr. Lewis also worked for Polo Ralph Lauren, a worldwide apparel company, from 1974 through 1990, where he held various positions, including executive vice president and president of Ralph Lauren Womenswear, Inc., a worldwide apparel company. Mr. Lewis serves on the Board of Directors as a designee of the Series A Holders.
As one of the Company’s largest stockholders, Mr. Lewis brings to the Board not only the perspective of a stockholder but also years of business leadership and management, public company and retail experience.
Jason Bauer has served as chief executive officer and director of the Company since May 5, 2011 and in June 2011 was appointed its president. He is the co-founder of Crumbs, our subsidiary, a member of its board of managers and has served as Crumbs’ chief executive officer since the Company was founded in 2003. Prior to co-founding Crumbs, Mr. Bauer was involved in numerous entrepreneurial ventures, including founding Famous Fixins, a manufacturer of celebrity-licensed products, where he served as president and chief executive officer from 1996 through 2002. Mr. Bauer received his BS degree in Marketing and Finance from Boston University. Mr. Bauer serves on the Board of Directors as a designee of the Series A Holders.
As one of the co-founders of Crumbs and the only management representative on the Company’s Board, Mr. Bauer provides an insider’s perspective in Board discussions about the business and strategic direction of the Company. In addition, he has experience in all aspects of the Company’s business as well as degrees in marketing and finance.

John D. Ireland has served as the chief financial officer of the Company since May 5, 2011 and in June 2011 was appointed its executive vice president—finance and treasurer. He has served as the chief financial officer of Crumbs, our subsidiary, since March 2008. Mr. Ireland has also served as a member/CPA for Accounting Strategies Group, LLC, a certified public accounting firm, since September 2008 and has been the president of ASG, LLC, the predecessor entity to Accounting Services Group LLC, since June 2004. In addition, Mr. Ireland has served as vice president of both C&E Holdings Inc. and Magnolia Bluff, Inc. since 2001. Mr. Ireland has been a certified public accountant since 1985. Mr. Ireland also has served as a director of Provident State Bank, a state bank, since March 2006. Mr. Ireland received his BS degree in Accounting from the University of Maryland and received his MS degree in Taxation from Georgetown University.
Mia Bauer has served as chief creative officer of the Company since May 2011 and in June 2011 was appointed its vice president. She is the co-founder of Crumbs, our subsidiary, and has been Crumbs’ chief creative officer since it was founded in 2003. Ms. Bauer is responsible for creating all of Crumbs’ cupcake recipes. In October 2008, Ms. Bauer published a book called Lolly LaCrumb’s Cupcake Adventure that is aimed at children ages 4-6. Prior to co-founding Crumbs, Ms. Bauer was a practicing attorney and worked in a variety of positions for elected officials in New York City. Ms. Bauer received her BA degree in Political Science from Brandeis University and her JD from New York Law School.
Mark D. Klein has been a director since the Company’s inception, its president and chief executive officer from inception to May 5, 2011 and its chairman of the board from April 2010 until May 5, 2011. In April 2010, Mr. Klein became a managing member and majority partner of M. Klein & Company, LLC, which owns the Klein Group, LLC, a registered broker dealer. Mr. Klein also maintains registration with the Klein Group, LLC as a registered representative and principal. Mr. Klein has been a director of NeXt BDC Capital Corp. since January 2011. Between March 2007 and July 2009, Mr. Klein was the chief executive officer, president and a director of Alternative Asset Management Corporation (“AAMAC”), a special purpose acquisition company he helped form in 2007 and which completed a merger with Great American Group LLC, an asset disposition and valuation and appraisal services company, in July 2009. Mr. Klein has served as a director of Great American Group since July 2009. Mr. Klein is also a registered representative at Ladenburg Thalmann & Co. Inc., an investment banking firm, a managing member of the LTAM Titan Fund, a fund of funds hedge fund, and was one of the principals of Aldebaran Investments, LLC, a private fund which invested in special purpose acquisition companies. From April 2007 until August 2008, Mr. Klein was the chief executive officer of Hanover Group US LLC, an indirect US subsidiary of the Hanover Group, a business services firm. Prior to joining Hanover in 2007, Mr. Klein was chairman of Ladenburg Thalmann & Co. Inc., a leading underwriter of blank check companies, which is engaged in retail and institutional securities brokerage, investment banking and asset management services. From March 2005 to September 2006, he was chief executive officer and president of Ladenburg Thalmann Financial Services, Inc., the parent of Ladenburg Thalmann & Co. Inc., and chief executive officer of Ladenburg Thalmann Asset Management Inc., a subsidiary of Ladenburg Financial Services, Inc. Prior to joining Ladenburg Thalmann, from June 2000 to March 2005, Mr. Klein served as the chief executive officer and president of NBGI Asset Management, Inc. and NBGI Securities, which were the U.S. subsidiaries of the National Bank of Greece, the largest financial institution in Greece. Prior to joining NBGI, Mr. Klein was president and founder of Newbrook Capital Management, founder and managing member of Independence Holdings Partners, LLC, a private equity fund of funds company, and founder and general partner of Intrinsic Edge Partners, a long/short equity hedge fund. Prior to the formation of Newbrook Capital Management and Independence Holdings Partners, LLC, Mr. Klein was a senior portfolio manager for PaineWebber and Smith Barney Shearson, both investment banking firms. Mr. Klein is a graduate of J.L. Kellogg Graduate School of Management at Northwestern University, with a Masters of Management Degree and also received a Bachelors of Business Administration Degree with high distinction from Emory University.
Mr. Klein’s experience and expertise in the investment banking industry provides our Board with valuable insight into the capital markets and the investing community.
Frederick G. Kraegel has been a director since the Company’s inception. He has been a managing director with Parham Partners LLC, a financial advisory firm since February 2011. He has been with Bridge Associates LLC, a financial advisory firm, since February 2003, currently is a senior director and in such capacity has served in a number of roles including as financial advisor to the Chapter 7 Trustee of Refco, LLC. Mr. Kraegel was an independent consultant from July 2002 to February 2003. From July 2001 to July 2002 Mr. Kraegel was executive vice president, chief administrative officer and director of AMF Bowling Worldwide, Inc, an operator of bowling centers, where he was hired to provide direction for the Chapter 11 process and financial, information technology and real estate functions. Mr. Kraegel was president and director of Acme Markets of Virginia, Inc., a retail food store chain, from 2000 to 2001 and led the effort in which the retail operations of the 32-store chain were sold. In 1998, he was hired as senior vice president and chief financial officer of Factory Card Outlet Corp., a retail party supply chain, to direct the financial restructuring of the company including the filing a Chapter 11 proceeding in 1999; Mr. Kraegel left the company in 2000 prior to its emergence from bankruptcy in 2002. Mr. Kraegel was a partner at Peat, Marwick Mitchell & Co. (now KPMG LLP) and is a CPA. Mr. Kraegel graduated from Valparaiso University in 1970 with a Bachelor of Science Degree in Business Administration with a concentration in Accounting. Mr. Kraegel serves on the boards of Concordia Plan Services, Inc., Thrivent Financial for Lutherans and Valparaiso University.

Mr. Kraegel brings many years of prior experience with a “Big 8” accounting firm, including experience providing audit and advisory services to a variety of industries as well as prior experience in evaluating businesses and in working with companies with complex financial issues. His prior service as CEO and CFO of other publicly traded companies expands his breadth of knowledge of business and management. His degree in business administration, including a concentration in accounting, qualifies him to serve as a member of the Company’s Audit Committee.
Leonard A. Potter has been a director since the Company’s inception. Since November 2009, Mr. Potter has been the chief investment officer for Salt Creek Hospitality LLC, an acquirer of hotel and lodging related assets. From December 2002 through July 2009, Mr. Potter was a managing director of private equity at Soros Fund Management LLC, a privately held investment firm, where, from May 2005 through July 2009, Mr. Potter served as co-head of the private equity group and a member of the private equity investment committee. Mr. Potter has continued to serve as a consultant to Soros Fund Management since August 2009. From September 1998 until joining Soros Fund Management LLC in 2002, Mr. Potter was a managing director of Alpine Consolidated LLC, a private merchant bank, and from April 1996 through September 1998, Mr. Potter founded and served as a managing director of Capstone Partners LLC, a private merchant bank. Prior to founding Capstone Partners, Mr. Potter was an attorney specializing in mergers, acquisitions and corporate finance at the law firms of Morgan, Lewis & Bockius and Willkie Farr & Gallagher. Mr. Potter is currently a director of Solar Capital Ltd., Solar Senior Capital Ltd. and GSV Capital Corp., each a public business development company, Auto Europe, a private car rental company, Stonegate Production Company, a private oil and gas exploration and production company, and Hilton Worldwide Inc., a private hotel management and ownership company, and is a member of the Board of Trustees of Brandies University. Mr. Potter has previously served as a director of several other public and private companies. Mr. Potter has a Bachelors of Arts Degree from Brandeis University and a Juris Doctor Degree from the Fordham University School of Law.
Mr. Potter brings to the Board extensive investment and merger and acquisition experience, extensive contacts ranging from private and public company contacts, private equity funds and investment bankers as well as legal experience in mergers, acquisitions and corporate finance. We also consider Mr. Potter’s background in finance and law to be a significant benefit.
Julian R. Geiger has served as a director of the Company since May 5, 2011. He has been chairman of the board of directors of Aeropostale, a mall-based specialty retailer, since August 1998 and served as chief executive officer of Aeropostale from August 1998 to February 2010. In addition to serving as chairman of the board of Aeropostale, Mr. Geiger currently serves as a part-time advisor to that company. From 1996 to 1998, Mr. Geiger served as president and chief executive officer of Federated Specialty Stores, Inc., which included Aeropostale. Before joining Federated Specialty Stores, Inc., Mr. Geiger served as president of the Eagle Eye Kids wholesale and retail division of Asian American Partners from 1993 to 1996. Prior to that time, Mr. Geiger held a wide range of merchandising positions from 1975 to 1993 at R.H. Macy & Co., Inc., a department store holding company, including president of merchandising for Macy’s East and was responsible for the Young Men’s, Juniors, Misses Coats and Misses Swimwear departments. Mr. Geiger received his BA in History from Columbia College and his MBA from the Columbia Graduate School of Business Administration. Mr. Geiger serves on the Board of Directors as a designee of the Series A Holders.
Mr. Geiger brings to the Board both operational and managerial experience in the retail and merchandising fields as well as prior experience in executive positions with public and privately held companies.
Jeffrey D. Roseman has served as a director of the Company since May 5, 2011. He is a founding partner of Newmark Knight Frank Retail, LLC, a real estate services firm, and has served as that company’s executive vice president since 2000. Prior to joining Newmark Knight Frank Retail, Mr. Roseman was employed by New Spectrum Realty Services, a real estate brokerage firm, for approximately ten years, last serving as that company’s senior vice president. Mr. Roseman has completed transactions totaling more than $2 billion and encompassing more than 10 million square feet of retail space. Mr. Roseman has assisted numerous retailers on their entry and expansion strategies, both nationally and internationally, including such companies as Urban Outfitters, Equinox, The Palm Restaurant, Pret A Manger and Chipotle Mexican Grill. Mr. Roseman has served on the Hillyer College Board of Directors, the University of Hartford since March 2008. Mr. Roseman serves on the Board of Directors as a designee of the Series A Holders.

Mr. Roseman’s extensive experience in landlord and tenant representation and assistance to retailers on their entry and expansion strategies both nationally and internationally, including well-known restaurants and food chains, is particularly relevant to the Company as it seeks to expand its retail locations.
Andrew J. Moger has served as a director of the Company since June 2011. He is the founder and chief executive officer of Branded Concept Development, Inc., an outsourced real estate, design and construction firm for restaurant and retail concepts, and a founder and owner of Melt Shop, LLC, operator of Melt Shop Grilled Cheese, a specialty food chain. Prior to founding Branded Concept Development, Inc. in 2002, Mr. Moger was the president and chief operating officer of Hello Newman, Inc., operator of Two Boots Pizza. Previously, he served as executive vice president of development for Crunch Fitness International, Inc., operator of fitness centers, as well as manager of special projects for Morton’s Restaurant Group, Inc., operator of Morton’s of Chicago. Mr. Moger is a member of the board of advisors of Champion Access, a non-profit organization committed to giving underemployed adults an opportunity to gain leadership skills. Mr. Moger received a Bachelor of Arts in Political Science from Washington University in St. Louis.
Mr. Moger brings to the Board years of experience developing restaurant and retail concepts and advising branded restaurant and retail concepts across the United States and overseas. His experience includes both managerial and operational as well as from an investment perspective.
Jason Bauer, the Company’s president, chief executive officer and director, and Mia Bauer, the Company’s vice president and chief creative officer, are husband and wife, and Jason Bauer is the brother of Harley Bauer, the Company’s vice president and chief development officer. There are no other family relationships among the officers and directors of the Company.
There are no material proceedings to which any director, director nominee, executive officer or affiliate of the Company, any owner of record or beneficial interest of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.
No director, director nominee, officer or affiliate of the Company, owner of record or beneficial interest of more than five percent of any class of voting securities of the Company has, to the Company’s knowledge, during the last ten years (i) been convicted of any criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, United States federal or state securities laws or finding any violations with respect to such laws.
Significant Employees
The significant employees of the Company are as follows

Name	Age	Position With the Company

Gary Morrow	50	Vice President of Store Operations

Harley Bauer	33	Vice President and Chief Development Officer

Gary Morrow has served as vice president of store operations for the Company since June 2011 and Crumbs’ vice president of store operations since May 2010. Prior to joining Crumbs, Mr. Morrow was with Starbucks Coffee Company in various positions from November 2000 to April 2010, last serving as Category Manager, U.S. Food for Starbucks Coffee Company, where he was responsible for aspects of the company’s food program, sales, training and growth strategy. Mr. Morrow received his BS degree in Hotel/Restaurant Management from Florida International University.
Harley Bauer has served as vice president and chief development officer of the Company since June 2011 and Crumbs’ chief development officer since June 2007. Mr. Bauer’s duties as chief development officer have included implementing a consolidated vendor program for all new store building materials, assisting in new site selection, streamlining Crumbs’ architecture program, and managing the buildout process of current and future Crumbs’ stores nationally. Before joining Crumbs, Mr. Bauer worked as a film and television producer for Flutie Entertainment USA, Inc. a talent management and media production company, from June 2002 to April 2007, where he was responsible for budgeting of and raising financing for several commercially released projects.

CORPORATE GOVERNANCE
The Board of Directors
The Board of Directors oversees the business affairs of the Company and monitors the performance of management. Pursuant to the Company’s Bylaws, the Board of Directors has fixed the number of persons who shall serve on the Board of Directors at eight members. See Proposal 1.
The Company recently completed its initial business transaction pursuant to the Business Combination Agreement dated as of January 9, 2011 and amended on each of February 18, 2011, March 17, 2011 and April 7, 2011 (as amended, from time-to-time, the “Business Combination Agreement”), by and among the Company, 57th Street Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger Sub”), Crumbs, the members of Crumbs immediately prior to the consummation of the Merger (the “Members”) and the representatives of the Members and Crumbs pursuant to which, subject to the terms and conditions contained therein, Merger Sub was merged with and into Crumbs with Crumbs surviving the merger as a non-wholly owned subsidiary of the Company (the “Merger”). Immediately following the transaction and the tender offer we conducted in conjunction therewith, the Members beneficially owned approximately 31% of our Common Stock assuming 14,862,185 shares are issued and outstanding. See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” for further information.
Pursuant to the Business Combination Agreement, the Members had the right to and designated five persons to serve as directors of the Company (or such greater amount as the Members reasonably determine in order to satisfy any applicable independence requirements of the SEC and/or the listing rules of any applicable stock exchange). The Members requested that the size of the board be increased to seven members and Andrew A. Fink submitted his resignation effective May 5, 2011. The Members designated Jason Bauer, Edwin H. Lewis, Julian R. Geiger and Jeffrey D. Roseman to fill the then vacancies on the Board and, together with Mark D. Klein, Leonard A. Potter and Frederick G. Kraegel, our directors who continued in such positions, constituted the entire Board of Directors effective as of May 5, 2011. Thereafter on June 3, 2011, in order to comply with the Nasdaq Listing Requirements, which requires that the Company’s Audit Committee include three persons who comply with Rule 10A-3 of the Exchange Act, the Board of Directors increased the size of the Board of Directors to eight members and appointed Andrew J. Moger to the Board to fill the vacancy.
In addition, in accordance with the Certificate of Designation, holders of record of the Series A Preferred Stock, voting together as a class, are entitled to elect a majority of the Company’s directors during the period from May 5, 2011, until December 31, 2015. In connection with the Company’s application to list its securities on the Nasdaq Stock Market, the Series A Holders entered into an Acknowledgement and Waiver by and among the Company, Crumbs and the Series A Holders dated as of June 27, 2011 (the “Acknowledgement and Waiver”) pursuant to which each of the Series A Holders irrevocably waived those provisions contained in Section 6(c) of the Certificate of Designation, and any applicable provisions in the Business Combination Agreement, permitting the Series A Holders to elect members to the Board in excess of their aggregate Commensurate Ownership (as defined hereinafter) as further described in Proposal 3. See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” for information as to the holders of the Series A Preferred Stock.
Independence
Our Board reviews the independence of the members of the Board of Directors in accordance with independence requirements set forth in the Nasdaq Listing Requirements and applicable federal securities laws. Under these requirements, the Board undertakes a review of director independence prior to appointment or nomination for reelection. During this review, the Board considers transactions and relationships between each director or any member of his immediate family and the Company and its affiliates, including those transactions that are contemplated under Item 404(a) of Regulation S-K promulgated under the federal securities laws. The Board must affirmatively determine that the director has no material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The purpose of this review is to determine whether any such relationships or transactions exist that are inconsistent with a determination that the director is independent. The Board of Directors has determined that four of our current directors are “independent” as defined in the Nasdaq Listing Requirements, namely, Frederick G. Kraegel, Leonard Potter, Julian R. Geiger and Jeffrey D. Roseman. In addition, Andrew J. Moger is independent for purposes of Section 10A-3 of the Exchange Act.

Board Leadership Structure and Role in Risk Oversight
The Board of Directors does not have a policy as to whether the same person should serve as both the chief executive officer and chairman of the board or, if the roles are separate, whether the chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. The current structure is that of separate chief executive officer and chairman of the Board of Directors. Mr. Jason Bauer serves as the chief executive officer and president and is responsible for day-to-day leadership of the Company. Mr. Edwin H. Lewis serves as the chairman of the Board. The Board of Directors believes this is the most appropriate structure for the Company at this time as it recognizes the time, effort and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as the chairman of the Board, particularly as the Board’s oversight responsibilities continue to grow.
While the Board of Directors is ultimately responsible for risk oversight at the Company, the Board’s committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. In particular, the Audit Committee focuses on financial and enterprise risk exposures and discusses with management, the internal auditors, and the independent registered public accountants the Company’s policies with respect to risk assessment and risk management, including risks related to financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies and credit and liquidity matters. The Audit Committee also assists the Board of Directors in fulfilling its duties and oversight responsibilities relating to the Company’s compliance and ethics programs, including compliance with legal and regulatory requirements. The Nominating and Governance Committee will annually review the Company’s corporate governance guidelines and focuses on succession planning. Finally, the Compensation Committee will assist the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies and programs.
Board Meetings; Executive Sessions
Members of the Company’s Board of Directors discussed various matters informally on numerous occasions throughout the year 2010. There were three formal Board meetings in person or by teleconference during 2010. During 2010, all directors serving as such at that time attended at least 75% of the meetings of our Board.
The policy of the Company’s Board of Directors is that independent directors shall meet in regularly scheduled executive sessions without management and non-independent directors. In addition, our Audit Committee charter requires that the members of the Audit Committee meet with our independent auditors in executive session. We adopted such policy and Audit Committee charter in connection with the listing of our securities on the Nasdaq Capital Market, which occurred on June 30, 2011.
Committees of the Board of Directors
The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.
Audit Committee
The Audit Committee assists the Board of Directors in the oversight of the Company’s financial reporting process, accounting functions and internal controls and the appointment, compensation, retention and oversight of the work of any registered public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work. Its current members are Frederick G. Kraegel (Chair), Leonard Potter and Andrew J. Moger. The Board of Directors has determined that each of the members of the Audit Committee meets the criteria for independence under the applicable listing standards of the Nasdaq Capital Market except that the Company, as permitted by Nasdaq Marketplace Rules, relied upon a limited exception (limiting Mr. Moger’s service to no more than 2 years) with respect to the independence of Mr. Moger inasmuch as an entity wholly owned by Mr. Moger acted as both a real estate broker and a project manager for Crumbs, the Company’s subsidiary, and received compensation therefor until early 2011. Despite such prior services, the Board has determined that membership by Mr. Moger on the Audit Committee is required by the best interests of the Company and its stockholders. Mr. Kraegel qualifies as an “audit committee financial expert,” as defined by the rules adopted by the SEC. All three members of the Audit Committee, including Mr. Moger, are also “independent” for purposes of Section 10A-3 of the Exchange Act.

Inasmuch as the Audit Committee was formed following the consummation of the Company’s business transaction in May 2011, the Audit Committee held no formal meetings during fiscal year 2010. The Board of Directors has adopted a written charter for the Audit Committee, which will be reviewed annually by the Audit Committee. The Audit Committee Charter is available on the Company’s website, namely, http://investors.crumbs.com/corporategovernance.cfm. The information on our website is not a part of this proxy statement.
Compensation Committee
The principal functions of the Compensation Committee are to evaluate the performance of the Company’s senior executives, to consider the design and competitiveness of the Company’s compensation plans, to review and recommend senior executive compensation and to administer the Company’s equity-based compensation plans. Its current members are Julian Geiger (Chair), Frederick G. Kraegel and Jeffrey Roseman. The Compensation Committee was formed in August 2011 and, although the Board intends to do so, no charter has yet been adopted.
Nominating and Governance Committee
The Nominating and Governance Committee will assist the Board in identifying individuals qualified to be directors, oversee the composition, structure and evaluation of the Board and its committees, and develop and maintain the Company’s corporate governance guidelines. Its current members are Leonard A. Potter (Chair), Andrew J. Moger and Jeffrey Roseman. The Nominating and Governance Committee was formed in August 2011 and, although the Board intends to do so, no charter has yet been adopted.
Report on Audited Financial Statements
The Board of Directors reviewed and discussed with management and our independent auditors the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2010. In addition, the Board of Directors discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified by Statement on Auditing Standards No. 90 (Audit Committee Communications). The Board of Directors also received the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with our independent auditors that audit firm’s independence from the Company and its management. Based on the review and discussions, our Board approved the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the SEC.
The Board of Directors
Mark D. Klein, Frederick G. Kraegel,
Leonard A. Potter and Andrew A. Fink
Nominees to the Board of Directors
Upon the recommendation of the Company’s independent directors in accordance with the then policy of the Board regarding oversight of the nominating process prior to the formation of the Nominating and Governance Committee, the nominees for election to the Board are Mark D. Klein, Frederick G. Kraegel, Leonard A. Potter and Andrew J. Moger. See “Information about Directors and Executive Officers” above for information relative to each nominee’s business experience.
Although the Board does not have a formal diversity policy, it is expected that the Nominating and Governance Committee will consider such factors as they deem appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

New director candidates are expected to be evaluated in view of the criteria described above, as well as other factors deemed to be relevant by the Nominating and Governance Committee, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments. The Nominating and Governance Committee is expected to evaluate any director candidates recommended by security holders, other than the nominees by the Series A Holders (each a “Series A Director”) under the same process, it being understood, however, that such other stockholder nominations must comply with the Company’s Bylaws and the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to a nomination. In determining whether to recommend to the Board the nomination of a director who is a member of the Board, the Nominating and Governance Committee is expected to review the Board performance of such director and solicit feedback about the director from other Board members, it being further understood that, pursuant to the terms of the Series A Preferred Stock, a Series A Director can only be removed by the affirmative vote of the Series A Holders or, with cause, by the other Series A Directors.
Attendance Policy
Although the Company does not have a formal policy regarding attendance by directors at annual meetings, directors are strongly encouraged to attend annual meetings of stockholders. There have been no prior annual meetings of stockholders.
Communicating with the Board
The Board desires to foster open communications with its security holders regarding issues of a legitimate business purpose affecting the Company. Communications from stockholders should be in the form of written correspondence and sent via registered mail or overnight delivery to the Company’s administrative offices, care of the Secretary. Electronic submissions of security holder correspondence will not be accepted. The correspondence shall include supporting documentation evidencing the security holder’s stock or other holdings in the Company. The Secretary shall pass on any such communication, other than a solicitation for a product or service or a request for copies of reports filed with the SEC, to the appropriate Board member. Any security holder correspondence addressed generically to the Board of Directors will be forwarded to the chairman of the Board.
Code of Conduct and Ethics
The Company has adopted a Code of Conduct and Ethics that applies to all its employees as well as its principal executive, financial and accounting officers. A copy of the Code of Conduct and Ethics can be found on the Company’s website at http://investors.crumbs.com/governance.cfm. The Company intends to satisfy the disclosure requirements regarding any amendments to or waivers from a provision of the Code of Conduct and Ethics that applies to its principal executive, financial and accounting officers by posting such information on its website at the address set forth above.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Director Compensation
For fiscal year 2010 none of the Company’s directors received compensation for serving as a director. For fiscal year 2011 each non-employee director will receive annual fees of $20,000, payable quarterly, with an additional annual fees of $5,000 for each of the chairman of the Board and chairman of the Audit Committee.
Executive Officer Compensation
57th Street
During the Company’s fiscal year ended December 31, 2010, no compensation of any kind, including finders and consulting fees, was paid to any of our officers and directors, or any of their respective affiliates, prior to, or for any services they rendered in order to effectuate, the consummation of a business transaction except for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business transactions. Effective May 5, 2011, the Company completed its acquisition of Crumbs pursuant to the Business Combination Agreement as described elsewhere herein.

Crumbs
This summary provides an overview of Crumbs’ compensation policies and programs for 2010, prior to its acquisition by the Company, generally explains Crumbs’ compensation objectives, policies and practices with respect to its officers, and identifies the elements of compensation for each of the individuals identified, whom Crumbs’ refers to herein and in the tabular disclosures that follow as Crumbs’ named executive officers, or “NEOs”, namely, Jason Bauer, Crumbs’ Chief Executive Officer; John D. Ireland, Crumbs’ Chief Financial Officer, Harley Bauer, Crumbs’ Chief Development Officer and Gary Morrow, Crumbs’ Vice President of Store Operations.
Compensation and Benefits Philosophy
Crumbs designed its compensation and benefits as part of its overall human capital management strategy to facilitate its ability to attract, retain, reward and motivate a high performing executive team. Crumbs’ compensation philosophy was based on a motivational plan to provide pay-for-performance (at both the individual and Company levels), to enable Crumbs’ executive team to achieve Crumbs’ objectives successfully. Crumbs’ motivational plan was designed to achieve the following goals:
•	To reward principles that effect the success and accomplishment of Crumbs’ mission and goals;

•	To attract, motivate and retain a high performing executive team;

•	To recognize and reward individuals whose performance adds significant value to Crumbs; and

•	To support and encourage executive team performance.
Compensation Elements
In 2010, Crumbs’ compensation program consisted of the following elements:
•	Base salary;

•	Long-term incentives (in the form of profits interests); and

•	Benefits and perquisites.
Crumbs’ goal has been to set base compensation ranges at or above market (10% or more) and to add competitive benefits as Crumbs is able.
In 2011, to emphasize the relationship between executive pay and Crumbs’ performance, Crumbs added what it refers to as a “performance management system” that includes performance-based pay and an organizational bonus that ties individual performance to Crumbs’ success. Crumbs’ new performance management system is part of its human capital strategic plan to grow the organization by investing in its human resources, to be a performance-based company, and to ensure that Crumbs has the leadership and talent necessary to successfully meet its future challenges. Ultimately, Crumbs strives to be an “employer of choice” in its market and industry. To accomplish this, Crumbs recognizes that it must be competitive in the marketplace.

Summary Compensation Table
The following table sets forth the total compensation for Crumbs’ NEOs for the year ended December 31, 2010:

						Non-equity	Nonqualified
						incentive	deferred
				Stock	Option	plan	compensation	All other
		Salary	Bonus	awards	awards	compensation	earnings	compensation	Total
Name and principal position	Year(1)	($)	($)(2)	($)(3)	($)(3)	($)(4)	($)(4)	($)(5)	$(6)
Jason Bauer, Chief	2010	700,000	—	—	—	—	—	23,379	723,379
Executive Officer

John D. Ireland,	2010	210,000	—	—	—	—	—	—	210,000
Chief Financial Officer

Harley Bauer, Chief	2010	150,000	3,500	—	—	—	—	13,418	166,918
Development Officer

Gary Morrow, Vice	2010	130,769	20,000	—	—	—	—	23,003	173,772
President of Operations

(1)	Because Crumbs was not a reporting company prior to its acquisition by the Company, Crumbs has reported compensation information for 2010 only.

(2)	Crumbs did not maintain a bonus plan during 2010. Bonuses earned by each of Harley Bauer and Gary Morrow for the fiscal year ended 2010 were paid in 2011.

(3)	Crumbs did not maintain an equity compensation plan during 2010 and did not grant any stock awards or option awards in 2010.

(4)	Crumbs did not maintain a non-equity incentive plan during 2010.

(5)
Amounts reported in this column for Mr. J. Bauer consisted of a car lease and car insurance payments, reimbursement of the cost of gasoline and car maintenance, and cell phone payments for business and personal calls. Amounts reported in this column for Mr. H. Bauer consisted of apartment rental and parking payments and reimbursement of the cost of gasoline during his temporary assignment to attend to Crumbs’ operations in Chicago, and cell phone payments for business and personal calls. Amounts reported in this column for Mr. Morrow consisted of reimbursement of the cost of gasoline, cell phone payments for business and personal calls, and relocation expenses (including moving, travel and temporary lodging) incurred in connection with his acceptance of employment with Crumbs.

(6)	Mr. Morrow’s employment with Crumbs commenced on May 3, 2010. Amounts reported in this column for Mr. Morrow reflect all compensation received during 2010.
Employment Agreements
Jason and Mia Bauer and John D. Ireland each entered into employment agreements with the Company as of May 5, 2011, upon consummation of the business transaction, which agreements are described below and replaced an employment agreement between Crumbs and Mr. Jason Bauer dated March 6, 2008, and a subscription and employment agreement between Crumbs and Mr. Ireland dated September 30, 2008.

Under the terms and conditions of his employment agreement, Jason Bauer was employed as the Chief Executive Officer of the Company commencing on May 5, 2011 and ending on December 31, 2015 unless sooner terminated pursuant to the provisions of the agreement. Mr. Bauer’s compensation includes an initial annual base salary of $700,000 and participation in the Company’s performance based bonus program as may be established by the Company. Mr. Bauer will be also entitled to the use of a luxury automobile of his choosing with a monthly lease value not to exceed $1,300 during the term of the agreement. Subject to the execution and non-revocation of a release, Mr. Bauer will be entitled to a severance payment equal to 18 months of his then current annual base salary and payment of his COBRA premiums for 18 months in the event Mr. Bauer is terminated by the Company without cause or Mr. Bauer terminates for good reason. For purposes of the agreement, “cause” generally means (i) the continuing and substantial willful failure, neglect or refusal to perform duties, (ii) the commission of fraud or embezzlement, (iii) the breach of non-solicitation, non-compete and confidentiality provisions of the agreement, (iv) the conviction of or pleading nolo contendere to a felony, which has not been cured within 10 business days of written notice of the breach or (v) alcohol or substance abuse which materially affects his abilities to perform his duties. For purposes of the agreement, “good reason” generally means (i) the failure by the Company to fulfill its obligations under the agreement, (ii) a material adverse change to or reduction of Mr. Bauer’s duties and responsibilities, (iii) a reduction in base salary, (iv) the relocation of Mr. Bauer’s office to a location more than 35 miles from the Company’s current headquarters, or (v) a change of control. For purposes of the agreement, a “change of control” generally means (i) the sale, lease, exchange or transfer of all of the assets of the Company, (ii) the acquisition by any person (as defined by the Exchange Act) of beneficial ownership of the Company that represents more than 50% of the combined voting power of the Company’s currently outstanding voting securities, (iii) if during a period of 2 consecutive years, the individuals who at the beginning of such period constituted the Board of Directors of the Company (or their nominees) cease for any reason to constitute a majority of the Board of Directors, (iv) the Company consummates a merger, amalgamation or consolidation whereby the beneficial owners of the Company common stock and voting stock immediately outstanding prior to such consummation own less than 50% of the common stock or voting securities of the resulting entity. The agreement includes a provision whereby Mr. Bauer may not, subject to certain exceptions, compete with the business of the Company or solicit any of the Company’s employees, vendors or business partners during the term of the agreement and for a period of 18 months after the termination of his employment (or 12 months if termination is due to non-renewal of the agreement). The agreement also includes provisions whereby Mr. Bauer is obligated, subject to certain exceptions, to keep the Company’s proprietary and confidential information secret. The agreement provides that the Company will indemnify Mr. Bauer from and against any loss or action arising out of the discharging of his duties under the agreement unless due to his bad faith or willful misconduct.
The terms of Mia Bauer’s employment agreement are generally similar to Mr. Bauer’s agreement except that (i) she became employed as the Chief Creative Officer of the Company commencing on May 5, 2011 and ending December 31, 2013 unless sooner terminated pursuant to the provisions of the agreement, (ii) Mrs. Bauer’s initial annual base salary was $250,000, and (iii) she is not entitled to the use of an automobile.
The terms of John D. Ireland’s employment agreement are generally similar to Mr. Bauer’s agreement except that (i) he became employed as the Chief Financial Officer of the Company commencing on May 5, 2011 and ending December 31, 2013 unless sooner terminated pursuant to the provisions of the agreement, (ii) Mr. Ireland’s initial annual base salary was $325,000, and (iii) he is not entitled to the use of an automobile.
2010 Outstanding Equity Awards At Fiscal Year-End
The Company had no equity awards outstanding at fiscal year end December 31, 2010.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The following paragraphs set forth the reportable transactions since the beginning of the last fiscal year between the Company and its executive officers, directors or affiliates. See “Compensation of Directors and Executive Officers—Employment Agreements” for descriptions of the terms of the employment agreement between the Company and its executive officers and “—Director Compensation” for a description of terms of compensation arrangements with our directors.
Insider Shares and Warrants
On October 30, 2009, we issued to 57th Street Holdings 638,889 restricted shares (the “Insider Shares”), for an aggregate amount of $25,000 in cash. The purchase price for each share was approximately $0.039. 57th Street Holdings agreed that these shares would not be sold or transferred until one year following consummation of a business transaction, subject to certain limited exceptions. On May 28, 2010, 57th Street Holdings forfeited 32,633 Insider Shares in connection with the partial exercise of the over-allotment option by the underwriters of the Company’s initial public offering (the “IPO”). Effective as of May 5, 2011, an additional 150,000 Insider Shares were cancelled pursuant to an Acknowledgement of Forfeiture of Shares dated April 7, 2011, between the Company and 57th Street Holdings.

On May 25, 2010, we issued to 57th Street Holdings warrants to purchase up to 3,500,000 shares of Common Stock (the “Insider Warrants”) for $1,750,000. We also issued to the underwriters of our IPO, 200,000 Insider Warrants for $100,000.
Pursuant to the Business Combination Agreement, the Company entered into the Insider Warrant Exchange Agreements (the “Insider Warrant Exchange Agreements”) with each of 57th Street Holdings and the underwriters of the IPO for the exchange of an aggregate of 3,700,000 Insider Warrants held by them upon such Insider Warrants being released under the IPO Escrow Agreement (and subject to the terms of the IPO Escrow Agreement), in each case for Common Stock based on an exchange value of $1.00 per Insider Warrant and $10.00 per share of Common Stock, for an aggregate of 370,000 shares of Common Stock (the “Exchange Shares”).
Escrow
On May 19, 2010, 57th Street Holdings placed its Insider Shares and the Insider Warrants into an escrow account maintained by Continental Stock Transfer & Trust Company, acting as escrow agent. Other than transfers made to permitted transferees who agree in writing to be bound to the transfer restrictions, the Insider Shares will not be released from escrow until May 4, 2012, one year following our business transaction, unless we were to consummate a transaction after the consummation of the initial business transaction that results in all of our stockholders having the right to exchange their public shares for cash, securities or other property. Pursuant to the Escrow Agreement, the Insider Warrants were to be released from escrow no sooner than 30 days following the consummation of our initial business transaction, namely, June 6, 2011. Upon the release of the Insider Warrants from escrow and pursuant to the Insider Warrant Exchange Agreements, the Company issued an aggregate of 370,000 Exchange Shares.
Banking Arrangements
During 2008 Crumbs entered into certain banking agreements with Southeastern Bank and Magnolia Bluff, Inc. (“Magnolia Bluff”), a Georgia corporation owned by Edwin H. Lewis, our chairman of the Board, a Member and chairman of the board of managers of Crumbs and sole member of EHL Holdings LLC (“EHL Holdings”), a Member and of which John D. Ireland, our executive vice president — finance, chief financial officer, treasurer, and a Member and Crumbs’ executive vice president — finance, chief financial officer and treasurer, serves as vice president. Crumbs, Southeastern Bank and Magnolia Bluff entered into the following agreements in 2008 (i) Bank Loan Agreement, dated June 16, 2008, for $500,000, (ii) related Promissory Note, dated May 30, 2008, for $500,000, and (iii) related Guaranty, dated August 14, 2008, for $500,000 (collectively, the “2008 Banking Agreements”). The 2008 Banking Agreements were superseded by the following banking agreements among Crumbs, Southeastern Bank and Magnolia Bluff entered into on June 11, 2009, (i) a Bank Loan Agreement for $575,000, (ii) related Promissory Note for $575,000 and (iii) related Guaranty for $575,000 (collectively the “2009 Banking Agreements”). The 2009 Banking Agreements were superseded by the following banking agreements among Crumbs, Southeastern Bank and Magnolia Bluff, Inc., entered into on October 25, 2010, (i) a Bank Loan Agreement for $575,000, (ii) related Promissory Note for $575,000, and (iii) related Guaranty for $575,000 (collectively the “2010 Banking Agreements,” and together with the 2008 Banking Agreements and the 2009 Banking Agreements, collectively the “Banking Agreements”). The Banking Agreements have been utilized for the purposes of issuing letters of credit required by the landlords of certain of Crumbs’ stores. Pursuant to the Banking Agreements, Southeastern Bank issued Irrevocable Standby Letters of Credit for the following stores: New York — Broadway in the amount of $50,000; California — Calabasas in the amount of $9,645.33; New York — Columbus in the amount of $42,917.00; New York — Garment Center in the amount of $43,749.99; California — Americana in the amount of $10,416.67; New York — Grand Central in the amount of $29,287.50; Connecticut — Greenwich in the amount of $18,750.00; New Jersey — Hoboken in the amount of $24,300.00; New York — Huntington in the amount of $15,750.00; New York — Lexington in the amount of $17,500.00; Chicago — Madison in the amount of $45,600.00; California — Malibu in the amount of $27,000.00; New Jersey — Ridgewood in the amount of $7,500.00; New York — Third Avenue in the amount of $62,500.00; New York — Union Square in the amount of $41,925.00; New York — Upper East Side in the amount of $28,144.00; New Jersey — Westfield in the amount of $9,440.00; Connecticut — Westport in the amount of $15,000.00; and New York — Times Square in the amount of $40,000.00. The Banking Agreements have been secured by land fronting Highway 251 and I-95 in McIntosh Co., Georgia owned by Magnolia Bluff. As of December 31, 2009 and 2010, no amounts were outstanding under the promissory notes related to the Banking Agreements and there were no amounts drawn on any letters of credit related to the Banking Agreements. Mr. Lewis, Magnolia Bluff and EHL Holdings have not received any consideration for the security provided in connection with the Banking Agreements.

Financial and Accounting Services
On January 2, 2008, Accounting Strategies Group, LLC, (“ASG”), a limited liability company in which John D. Ireland, the Company’s chief financial officer, is a member, began providing certain financial and accounting services to Crumbs. In 2009 and 2010 Crumbs paid ASG $37,040 and $44,250, respectively, for services rendered. On January 19, 2011 Crumbs entered into an engagement letter with ASG to provide tax preparation and bookkeeping services at ASG’s customary rates charged to non-affiliated third parties.
Leases
Bauer Holdings, Inc. (formerly Crumbs, Inc.), a New York corporation (owned by Jason Bauer, Mia Bauer and Victor Bauer) which corporation is a Member of Crumbs, assumed the lease obligations of certain entities which were merged with and into Crumbs, Inc. for certain Crumbs stores pursuant to the following leases: (i) Lease, dated May 23, 2007, by and between SunVic Properties, Inc. and Crumbs Beverly Hills, Inc. for the Beverly Hills location in respect of which rent was paid in the amount of approximately $97,706 in 2009 and approximately $100,637 in 2010 and which has remaining lease obligations of approximately $711,538 as of December 31, 2010; (ii) Standard Retail/Multi-Tenant Lease — Net, dated January 17, 2008, by and between Larchmont Properties, Ltd. and Crumbs Larchmont, Inc., and Lease Addendum, dated January 4, 2008, by and between Larchmont Properties, Ltd. and Crumbs, Inc., d/b/a Crumbs Beverly Hills for the Larchmont location in respect of which rent was paid in the amount of approximately $61,350 in 2009 and approximately $63,195 in 2010 and which has remaining lease obligations of approximately $518,295 as of December 31, 2010; (iii) Retail Lease Agreement, dated October 6, 2005, by and between 1114 TrizecHahn-Swig, L.L.C. and Crumbs 42nd Street, Inc. for the 42nd Street location in respect of which rent was paid in the amount of approximately $38,792 in 2009 and approximately $38,500 in 2010 and which has remaining lease obligations of approximately $201,163 as of December 31, 2010; (iv) Agreement of Lease, dated August 16, 2006, by and between Uniway Partners, L.P. and Crumbs Downtown, Inc. for the Downtown location in respect of which rent was paid in the amount of approximately $125,001 in 2009 and approximately $127,707 in 2010 and which has remaining lease obligations of approximately $844,220 as of December 31, 2010; and (v) Commencement/Expiration Agreement, dated June 22, 2007, by and between RBNB 67 Wall Street Owner LLC and Crumbs Wall Street Inc. for the Wall Street location in respect of which rent was paid in the amount of approximately $90,431 in 2009 and approximately $85,656 in 2010 and which has remaining lease obligations of approximately $527,710 as of December 31, 2010. Bauer Holdings, Inc. and its owners have not received any consideration for assuming the lease obligations above.
Jason Bauer, the Company’s president and chief executive officer and a member of Crumbs, personally guarantees the following leases (and corresponding financial obligations): (i) Agreement of Lease, dated June 18, 2010, between One Ten West Fortieth Associates and Crumbs for the corporate headquarters in respect of which rent was paid in the amount of approximately $83,2856 in 2009 and approximately $89,327 in 2010 and which has remaining lease obligations of approximately $1,944,513 as of December 31, 2010; (ii) Lease, dated May 23, 2007, by and between SunVic Properties, Inc. and Crumbs Beverly Hills, Inc. for the Beverly Hills location in respect of which rent was paid in the amount of approximately $97,706 in 2009 and approximately $100,637 in 2010 and which has remaining lease obligations of approximately $711,538 as of December 31, 2010; (iii) Standard Retail/Multi-Tenant Lease — Net, dated January 17, 2008, by and between Larchmont Properties, Ltd. and Crumbs Larchmont, Inc., and Lease Addendum, dated January 4, 2008, by and between Larchmont Properties, Ltd. and Crumbs, Inc., d/b/a Crumbs Beverly Hills for the Larchmont location in respect of which rent was paid in the amount of approximately $61,350 in 2009 and approximately $63,195 in 2010 and which has remaining lease obligations of approximately $518,295 as of December 31, 2010; (iv) Agreement of Lease, dated June 26, 2008, by and between MacArthur Properties LLC and Crumbs East Bake Shop II, LLC for the Upper East Side location in respect of which rent was paid in the amount of approximately $248,254 in 2009 and approximately $236,388 in 2010 and which has remaining lease obligations of approximately $1,963,472 as of December 31, 2010; and (v) Agreement of Lease, dated August 16, 2006, by and between Uniway Partners, L.P. and Crumbs Downtown, Inc. for the Downtown location in respect of which rent was paid in the amount of approximately $125,001 in 2009 and approximately $127,707 in 2010 and which has remaining lease obligations of approximately $844,220 as of December 31, 2010. Mr. Bauer has not received any consideration for personally guaranteeing the leases above.

Since 2008, Newmark Knight Frank Retail, LLC has been the real estate broker on 17 new locations for Crumbs. In each one of these instances all fees were paid by the property owner as per separate brokerage agreements utilizing Real Estate Board of New York (REBNY) standard industry rates. The total breakdown of yearly commissions earned was as follows: 2008 — $239,246; 2009 — $220,669; 2010 — $103,024; 2011 — $379,054 (as of August 23, 2011). Jeffrey Roseman, who became a director of the Company upon the consummation of the Merger is a founding partner and executive vice president of Newmark Knight Frank Retail, LLC. For 2009 and 2010 the commissions received, and for 2011 the commissions receivable, by Mr. Roseman pursuant to the above referenced fees were approximately $36,778, $17,170, and $66,954 (as of August 23, 2011), respectively.
Effective as of May 5, 2011, Bauer Holdings Inc. (formerly Crumbs Inc.), a New York corporation and a member of Crumbs, assigned the following leases, which it had previously assumed: (i) to Crumbs Larchmont, LLC, the Standard Retail/Multi-Tenant Lease — Net, dated January 17, 2008, by and between Larchmont Properties, Ltd. and Crumbs Larchmont, Inc., and Lease Addendum, dated January 4, 2008, by and between Larchmont Properties, Ltd. and Crumbs, Inc., d/b/a Crumbs Beverly Hills for the Larchmont location; (ii) to Crumbs 42nd Street II, LLC, the Retail Lease Agreement, dated October 6, 2005, by and between 1114 TrizecHahn-Swig, L.L.C. and Crumbs 42nd Street, Inc. for the 42nd Street location; and (iii) to Crumbs Wall Street II, LLC the Agreement of Lease, dated June 22, 2007, by and between RBNB 67 Wall Street Owner LLC and Crumbs Wall Street Inc. for the Wall Street location. Bauer Holdings, Inc. and its owners have not received any consideration for assuming the lease obligations above.
Effective as of May 5, 2011, Jason Bauer, our president, chief executive officer and director, a member of Crumbs, a member of Crumbs’ board of managers and its chief executive officer, and Crumbs Holdings LLC, our subsidiary, personally guaranteed the Retail Lease Agreement, dated October 6, 2005, by and between 1114 TrizecHahn-Swig, L.L.C. and Crumbs 42nd Street, Inc. for the 42nd Street location (and corresponding financial obligations).
As of May 5, 2011, Magnolia Bluff, Inc., a privately held real estate holding company solely owned by Edwin H. Lewis, our chairman of the Board, a member of Crumbs and a member of Crumbs’ board of managers, was released from the personal guarantee of a base loan issued to Crumbs by a financial institution in connection with a certain letter of credit in the form of a $575,000 revolving line of credit. Pursuant to replacement loan agreements entered into at such time, the Company secured such loan with a $575,000 certificate of deposit in lieu of Magnolia Bluff’s guarantee. A letter of credit amounting to $499,425 was reserved under this line of credit as of December 31, 2010. The line of credit is guaranteed by one of Crumbs’ members.
From January 1, 2009 until December 31, 2010, Crumbs leased office space in Preston, Maryland from Preston Strategies, LLC (“Preston Strategies”), a limited liability company of which John D. Ireland, the Company’s executive vice president — finance, chief financial officer and treasurer, and a Member, is a member. During 2009 and 2010, Crumbs paid rent to Preston Strategies of approximately $11,910 and $16,960, respectively. Crumbs entered into a commercial lease agreement, dated as of January 1, 2011 with Preston Strategies whereby Crumbs agreed to lease the same office space at a rate of $1,725 per month through December 31, 2011.
Registration Rights Agreement
As of May 5, 2011, the Company entered into a Registration Rights Agreement with the Members, 57th Street Holdings, Morgan Joseph TriArtisan LLC acting as representative for the IPO underwriter holders (collectively, the “Underwriter Holders”) and certain service providers (the “Expense Holders”) who received an aggregate of 176,519 shares of Common Stock (the “Expense Shares”) reflecting the following terms and such other terms and conditions reasonably acceptable to the parties to the Business Combination Agreement. Under the terms of the Registration Rights Agreement, (i) the Members will be entitled to certain registration rights for any Common Stock issued or issuable upon the exchange of the New Crumbs Class B Exchangeable Units, (ii) 57th Street Holdings will be entitled to certain registration rights for its Insider Shares, (iii) 57th Street Holdings and the Underwriter Holders will be entitled to certain registration for the Exchange Shares and (iv) holders of Expense Shares will be entitled to certain registration rights for their Expense Shares ((i)-(iv) collectively, the “Registrable Securities”), subject to certain limitations and to transfer restrictions. The Members may issue to the Company a written request on up to four occasions that it effect a registration under the Securities Act of 1933, as amended (the “Securities Act”) of all or any portion of the Registrable Securities held by the Members, such requests for registration to be allocated as set forth in the Registration Rights Agreement. A demand notice in respect of a demand registration by the Members may not be delivered prior to November 5, 2011 and the proposed effective date of such registration shall be at least three months from the date of such delivery, unless the Company permits a shorter notice period. An additional demand may be made on October 1, 2012, and the proposed effective date of such registration shall be at least three months from the date of such delivery, unless the Company permits a shorter notice period. In addition, the Members will have certain shelf registration rights beginning on May 5, 2012 provided the Members, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to register Registrable Securities and such other securities (if any) at an aggregate price to the public of at least $1,000,000. In addition, the Members will have unlimited “piggyback” registration rights on registration statements.

The Company agreed to use its commercially reasonable efforts to file within 15 business days of the effective time of the Merger the resale of shares of Common Stock underlying an aggregate of 641,394 specified New Crumbs Class B Exchangeable Units pursuant to a shelf registration statement. Additionally, at any time after February 4, 2012, but before May 25, 2015, the Insider Shares will be subject to a demand registration right; provided, 57th Street Holdings, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to register Registrable Securities and such other securities (if any) at an aggregate price to the public of at least $1,000,000; and provided, further, that 57th Street Holdings shall not have had in excess of 25% of their Registrable Securities included in an effective registration statement. The holders of Insider Shares, Exchange Shares and the Expense Shares will have “piggyback” registration rights which provide these holders the option to register the resale of Registrable Securities if at any time the Company files a registration statement under the Securities Act meeting the requirements set forth in the Registration Rights Agreement. Upon the Company becoming a well-known seasoned issuer, it will be required to promptly register the sale of all of the Registrable Securities under an automatic shelf registration statement (an “ASR”), and to cause such ASR to remain effective thereafter until there are no longer any Registrable Securities registered on such ASR.
The registration rights granted in the Registration Rights Agreement are subject to customary indemnification and contribution provisions, as well as customary restrictions such as minimums, blackout periods and, if a registration is for an underwritten offering, limitations on the number of shares to be included in the underwritten offering may be imposed by the managing underwriter. The Company will bear the expenses incurred in connection with the filing of any such registration statements, other than underwriting discounts and commissions attributable to the Registrable Securities being sold by the holders.
Tax Receivable Agreement
As of May 5, 2011 the Company entered into an agreement (the “Tax Receivable Agreement”) with the existing Members that provided for the payment by the Company to the existing Members of up to 75% of the benefits, if any, that the Company is deemed to realize as a result of (i) the payment of the merger consideration other than the New Crumbs Class B Exchangeable Units, (ii) the exchange of New Crumbs Class B Exchangeable Units for Common Stock, and (iii) certain other tax benefits in connection with the merger and related transactions, including tax benefits attributable to payments under the Tax Receivable Agreement. It is expected that the payments that the Company may make under the Tax Receivable Agreement will be substantial. Assuming no material changes in the relevant tax law, and that the Company earns sufficient taxable income to realize all tax benefits that are attributable to the payment of the merger consideration other than the New Crumbs Class B Exchangeable Units, the Company expects that initial payments under the Tax Receivable Agreement relating to such payments could total up to $4,589,500.
Review and Approval of Related Transactions
The Company’s Audit Committee has the responsibility to review and approve all related-party transactions, as contemplated by Item 404 of Regulation S-K promulgated under the federal securities laws, involving our officers, directors and 5% stockholders and their affiliates, unless otherwise delegated to another committee of the Board of Directors consisting solely of independent directors.
CHANGES IN INDEPENDENT REGISTERED ACCOUNTING FIRM
None.

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS
PROPOSAL 1
ELECTION OF DIRECTORS
The Board of Directors currently consists of eight persons, namely, Edwin H. Lewis, Jason Bauer, Mark D. Klein, Frederick G. Kraegel, Leonard A. Potter, Julian R. Geiger, Jeffrey D. Roseman and Andrew J. Moger. The Company’s Certificate of Incorporation provides that until the consummation of the Company’s initial business transaction the Company’s Board of Directors would be classified. Concurrent with the closing of the Company’s Business Combination Agreement as of May 5, 2011, the Company’s Board is no longer classified in accordance with the terms of the Company’s Certificate of Incorporation.
The Board of Directors has concluded that the nomination and re-election of each of Mark D. Klein, Frederick G. Kraegel, Leonard A. Potter and Andrew J. Moger is in the best interest of the Company and recommends approval by the holders of the Common Stock and Series A Preferred Stock, voting together as a single class, of the election of such persons for one year terms and until the successor of each has been duly elected and shall qualify. The remaining four directors serve as designees of the Series A Holders.
Biographical information concerning the director nominees can be found under “Information About Directors and Executive Officers.”
The persons named in the proxy will vote FOR the director nominees, except where authority has been withheld as to the particular nominee.
Vote Required
The nominees for director receiving a plurality of the votes represented by the shares of Common Stock and Series A Preferred Stock, voting together as a single class, present in person or represented by proxy at the annual meeting and entitled to vote thereon will be elected as a director. Each of the nominees has consented to being named in this proxy statement and to serve his term if elected. As of the date of this proxy statement, the Board is not aware that any nominee is unable or will decline to serve as a director. If a nominee should for any reason become unavailable for election, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute designated by the Board of Directors.
Board Recommendation
The Company’s Board of Directors recommends that stockholders vote FOR each of the four director nominees for election to the Board of Directors.
Election of Series A Directors
The Series A Holders will also elect the four Series A Directors at or prior to the annual meeting. It is therefore expected that each of Messrs. Edwin H. Lewis, Jason Bauer, Julian R. Geiger and Jeffrey D. Roseman will be re-elected in such capacity.

PROPOSAL 2
AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION
The Company is asking holders of its Common Stock and Series A Preferred Stock, voting together as a single class, to approve the amendment and restatement of the Certificate of Incorporation. Specifically, the Company is proposing to amend Article FIRST of its Certificate of Incorporation to change the Company’s name from “57th Street General Acquisition Corp.” to “Crumbs Bake Shop, Inc.” The reason for this amendment is that, following the Company’s acquisition of Crumbs Holdings LLC, its current name does not accurately reflect the business operations of its operating subsidiary. The Company’s consolidated operations following the acquisition consist of the operation of 37 retail stores across six states and Washington D.C. which offer a wide variety of cakes, cookies and other baked treats, specializing in gourmet cupcakes. Accordingly, the Company’s Board of Directors believes that changing its name to “Crumbs Bake Shop, Inc.” will better reflect its business operations following its completion of the acquisition of Crumbs. In addition, the restatement will remove from the Certificate of Incorporation certain language related to the Company’s earlier status as a special purpose acquisition company as described below.
Stockholders will not be required to exchange outstanding stock certificates for new stock certificates if the amendment is adopted. In addition, the Company’s trading symbols were previously changed from “SQTC,” “SQTCW” and “SQTCU” to “CRMB”, “CRMBW” and “CRMBU”, respectively.
The Board of Directors has unanimously adopted an amendment to the Certificate of Incorporation to effect the name change and declared that it is advisable for the stockholders to approve such amendment.
Filing of Amended and Restated Certificate of Incorporation
Following the approval of the amendment and restatement of the Company’s Certificate of Incorporation, the Company will file the Third Amended and Restated Certificate of Incorporation substantially in the form attached as Appendix I to this proxy statement, including the amendment being considered by the Company’s stockholders at the annual meeting, assuming it is adopted. In addition, the text of Article THIRD, relating to limitation of the purposes of the corporation failing consummation of a business transaction prior to August 19, 2011 and the entire text of Article SIXTH, which related to the corporation’s status as a special purpose acquisition company, or SPAC, and classified board pending consummation of a business transaction, will be removed from the Certificate of Incorporation to reflect that, pursuant to their terms, such provisions terminated automatically with no action required by the Board of Directors or the stockholders inasmuch as the Company consummated its initial business transaction on May 5, 2011.
Vote Required
Approval of the amendment and restatement of the Certificate of Incorporation requires the affirmative vote of a majority of the shares of the Company’s Common Stock and Series A Preferred Stock, voting together as a single class, entitled to vote at the annual meeting.
Board Recommendation
The Company’s Board of Directors recommends a vote FOR the approval of the amendment and restatement of the Certificate of Incorporation.

PROPOSAL 3
AMENDMENT TO THE CERTIFICATE OF DESIGNATION
The Company is asking its stockholders to adopt an amendment to the Certificate of Designation in accordance with an Acknowledgement and Waiver entered into by and among the Company, Crumbs and the Series A Holders dated as of June 27, 2011 (the “Acknowledgement and Waiver”), and submitted to the Nasdaq Stock Market in conjunction with and as a condition to the approval of the Company’s application to list its securities on the Nasdaq Stock Market. Specifically, the Company was advised that, notwithstanding any contrary provision of the Business Combination Agreement or the Certificate of Designation, as the case may be, the Company would be unable to list its securities on the Nasdaq Stock Market if the Series A Holders (as a class of stock) possess the right to elect to the Company’s Board of Directors a number of directors that exceeds their aggregate beneficial ownership (the “Commensurate Ownership”) in the Company as set forth in the Certificate of Designation. Consequently, pursuant to the Acknowledgement and Waiver, each of the Series A Holders irrevocably waived those provisions contained in Section 6(c) of the Certificate of Designation, and any applicable provisions in the Business Combination Agreement, which permit the Series A Holders as a class to elect members to the Board in excess of their aggregate Commensurate Ownership, provided, however, that to the extent that the Commensurate Ownership would result in the ability of the Series A Holders to elect a fraction of a seat on the Board, that the Series A Holders would be permitted to “round-up” to the nearest whole-number the number of directors the Series A Holders could appoint to the Board such that the aggregate number of the directors the Series A Holders could elect would exceed the Commensurate Ownership of the Series A Holders, so long as such rounding-up would not result in the Series A Holders electing a majority of the Company’s Board.
The Company for its part acknowledged and agreed to propose and recommend, as part of the proxy materials distributed to its stockholders in connection with the first annual meeting of the Company’s stockholders to take place following the execution of the Acknowledgment and Waiver, that the Certificate of Designation be amended to conform to the Nasdaq Marketplace Rules, and as set forth in the Acknowledgement and Waiver, and to specifically eliminate the ability of the Series A Holders, as a class, to elect a majority of the Board if such right exceeds the Series A Holders’ Commensurate Ownership. The Company further acknowledged and agreed that such proxy proposal will also provide that, to the extent that the Commensurate Ownership of the Series A Holders would result in the ability of the Series A Holders to elect a fraction of a seat on the Board, that they would be permitted to “round-up” to the nearest whole-number the number of directors the Series A Holders could appoint to the Board such that the aggregate number of the directors the Series A Holders could elect would exceed the Commensurate Ownership of the Series A Preferred Stock, so long as such rounding-up would not result in the holders of the Series A Preferred Stock electing a majority of the Company’s Board. This proposal is being submitted to the Company’s stockholders pursuant to the Company’s agreement submitted to the Nasdaq Stock Market.
Each Series A Holder represented and warranted in the Acknowledgement and Waiver that it shall cause (i) all of the Series A Preferred Stock held in his or its name and (ii) all shares of the Company’s Common Stock owned or controlled by such Series A Holder, to be voted in favor of the proposal. Consequently, the holders of all shares of Series A Preferred Stock held by the Series A Holders, as a class, have agreed to vote to approve this proposal. See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” for information regarding the ownership of the Series A Preferred Stock. See the accompanying annual report on Form 10-K for the fiscal year ending December 31, 2010 and the quarterly report for the quarter ending June 30, 2011, for financial information and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations contained therein for further information relating to the Company, which information is incorporated herein by reference.
The Board of Directors has unanimously voted to approve and recommend the amendment to the Certificate of Designation and declared that it is advisable for the stockholders to approve such amendment.
Filing of Amended and Restated Certificate of Designation
Following the approval of the amendment to the Company’s Certificate of Designation, the Company will file the Amended and Restated Certificate of Designation with the Secretary of State of the State of Delaware substantially in the form attached as Appendix II to this proxy statement, including the amendment being considered by the Company’s stockholders at the annual meeting, assuming it is adopted.

Vote Required
The proposal to amend the Certificate of Designation to, among other things, specifically eliminate the ability of the Series A Holders as a class, to elect a majority of the Board if such right exceeds the Series A Holders’ Commensurate Ownership, requires the affirmative vote of the majority of the outstanding shares of the Common Stock and Series A Preferred Stock, voting together as a single class, and the affirmative vote of the majority of the outstanding shares of the Series A Preferred Stock, voting as a separate class, each entitled to vote thereon.
Board Recommendation
The Company’s Board of Directors recommends a vote FOR the adoption of the amendment to the Certificate of Designation.

PROPOSAL 4
ADOPTION OF THE INCENTIVE PLAN
As of May 5, 2011, the Company’s Board of Directors adopted the Company’s Equity Incentive Plan (the “Incentive Plan”), declared its adoption advisable and is submitting it for stockholder approval. The purpose of the Incentive Plan is to attract and retain key personnel and to provide a means for directors, officers, employees, consultants and advisors to acquire and maintain an interest in the Company, which interest may be measured by reference to the value of our Common Stock.
If approved by the Company’s stockholders, the Incentive Plan will be effective as of the date of adoption by the Board of Directors. Capitalized terms used but not defined in this Proposal 4 shall have the meanings ascribed to them in the Incentive Plan, a copy of which is attached hereto as Appendix III. The following description is qualified in its entirety by reference to the Incentive Plan.
General
Administration. The Incentive Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”). The Committee will have the authority to determine the terms and conditions of any agreements evidencing any Awards granted under the Incentive Plan and to adopt, alter and repeal rules, guidelines and practices relating to the Incentive Plan. The Committee will have full discretion to administer and interpret the Incentive Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.
Eligibility. Employees, directors, officers, advisors or consultants of the Company or its affiliates are eligible to participate in the Incentive Plan. The Committee has the sole and complete authority to determine who will be granted an award under the Incentive Plan, however, it may delegate such authority to one or more officers of the Company under the circumstances set forth in the Incentive Plan.
Number of Shares Authorized. The Incentive Plan provides for an aggregate of 338,295 shares of Common Stock (“Common Shares”) to be available for awards. If an award is forfeited or if any option terminates, expires or lapses without being exercised, the Common Shares subject to such award will again be made available for future grant. Shares that are used to pay the exercise price of an option or that are withheld to satisfy the Participant’s tax withholding obligation will not be available for re-grant under the Incentive Plan.
If there is any change in our corporate capitalization, the Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under the Incentive Plan, the number of shares covered by awards then outstanding under our Incentive Plan, the limitations on awards under our Incentive Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.
The Incentive Plan will have a term of ten years and no further awards may be granted under the Incentive Plan after that date.
Awards Available for Grant. The Committee may grant awards of Non-Qualified Stock Options, Incentive (qualified) Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Stock Bonus Awards, Performance Compensation Awards (including cash bonus awards) or any combination of the foregoing.
Options. The Committee will be authorized to grant Options to purchase Common Shares that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Incentive Plan will be subject to the terms and conditions established by the Committee. Under the terms of the Incentive Plan, unless the Committee determines otherwise in the case of an Option substituted for another Option in connection with a corporate transaction, the exercise price of the Options will not be less than the fair market value (as determined under the Incentive Plan) of our Common Shares at the time of grant. Options granted under the Incentive Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Committee and specified in the applicable award agreement. The maximum term of an option granted under the Incentive Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder). Payment in respect of the exercise of an option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise) that have been held by the participant for any period deemed necessary by our accountants to avoid an additional compensation charge or have been purchased on the open market, or the Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism, a net exercise method, or by such other method as the Committee may determine to be appropriate.

Stock Appreciation Rights. The Committee will be authorized to award Stock Appreciation Rights (or SARs) under the Incentive Plan. SARs will be subject to the terms and conditions established by the Committee. An SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An Option granted under the Incentive Plan may include SARs and SARs may also be awarded to a participant independent of the grant of an Option. SARs granted in connection with an Option shall be subject to terms similar to the Option corresponding to such SARs. SARs shall be subject to terms established by the Committee and reflected in the award agreement.
Restricted Stock. The Committee will be authorized to award Restricted Stock under the Incentive Plan. Unless otherwise provided by the Committee and specified in an award agreement, restrictions on Restricted Stock will lapse after three years of service with the Company. The Committee will determine the terms of such Restricted Stock awards. Restricted Stock are Common Shares that generally are non-transferable and subject to other restrictions determined by the Committee for a specified period. Unless the Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested restricted stock is forfeited.
Restricted Stock Unit Awards. The Committee will be authorized to award Restricted Stock Unit awards. Unless otherwise provided by the Committee and specified in an award agreement, Restricted Stock Units will vest after three years of service with the Company. The Committee will determine the terms of such Restricted Stock Units. Unless the Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Committee, the participant will receive a number of Common Shares equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Committee.
Stock Bonus Awards. The Committee will be authorized to grant awards of unrestricted Common Shares or other awards denominated in Common Shares, either alone or in tandem with other awards, under such terms and conditions as the Committee may determine.
Performance Compensation Awards. The Committee will be authorized to grant any award under the Incentive Plan in the form of a Performance Compensation Award by conditioning the vesting of the award on the attainment of specific levels of performance of the Company and/or one or more Affiliates, divisions or operational units, or any combination thereof, as determined by the Committee.
Transferability. Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution. In general, the Committee, however, may permit awards (other than incentive stock options) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the participant and his or her family members or anyone else approved by it.
Amendment. The Incentive Plan will have a term of ten years. Our Board of Directors may amend, suspend or terminate the Incentive Plan at any time; however, shareholder approval to amend the Incentive Plan may be necessary if the law so requires. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.
Change in Control. Except to the extent otherwise provided in an award agreement, in the event of a Change in Control, all outstanding options and equity awards (other than performance compensation awards) issued under the Incentive Plan will become fully vested and performance compensation awards will vest, as determined by The Committee, based on the level of attainment of the specified performance goals. The Committee may, in its discretion, cancel outstanding awards and pay the value of such awards to the participants in connection with a Change in Control. The Committee can also provide otherwise in an award agreement under the Incentive Plan.

U.S. Federal Income Tax Consequences
The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the Incentive Plan and the disposition of shares acquired pursuant to the exercise of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.
Options. There are a number of requirements that must be met for a particular option to be treated as a qualified option. One such requirement is that, for treatment of an option as a qualified option, Common Shares acquired through the exercise of a qualified option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of qualified options will generally incur no regular federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the qualified option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of a qualified option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise qualified option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the qualified option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.
No income will be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act). The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units. A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. The Company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
SARs. No income will be realized by a participant upon grant of an SAR. Upon the exercise of an SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Stock Bonus Awards. A participant will have taxable compensation equal to the difference between the fair market value of the shares on the date the Common Shares subject to the award are transferred to the participant over the amount the participant paid for such shares, if any. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its principal executive officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement as a result of their total compensation, subject to certain exceptions. The Incentive Plan is intended to satisfy an exception with respect to grants of options to covered employees. In addition, the Incentive Plan is designed to permit certain awards of restricted stock, restricted stock units, cash bonus awards and other awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.
New Plan Benefits
Grants under the Incentive Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable. In addition, the value of the awards granted under the Incentive Plan will depend on a number of factors, including the fair market value of our Common Stock on future dates, the exercise decisions made by the participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under, or having their annual bonus paid pursuant to, the Incentive Plan.
Interests of Directors and Officers
Our directors may grant awards under the Incentive Plan to themselves as well as our officers, in addition to granting awards to our other employees.
Required Vote
Approval of our Incentive Plan will require the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock and Series A Preferred Stock, voting together as a class, represented in person or by proxy and entitled to vote at the annual meeting. Assuming the presence of a quorum, the failure to vote will have no effect on the outcome of the vote.
Board Recommendation
The Company’s Board of Directors recommends that stockholders vote FOR the approval of the adoption of the Incentive Plan.

PROPOSAL 5
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors has concluded that the continued engagement of Rothstein Kass & Company, P.C. (“Rothstein Kass”) as our independent registered public accounting firm is in the best interests of the Company. Rothstein Kass has served as the Company’s registered public accounting firm since the Company’s inception in 2009.
The stockholders of the Company are being asked to ratify this appointment. The Company has been informed that neither Rothstein Kass nor any of its partners have any direct financial interest or any material indirect financial interest in the Company nor have had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative of Rothstein Kass is expected to be present at the annual meeting, to make a statement if so desired, and to respond to any appropriate questions.
The Board of Directors, prior to recommending the appointment of Rothstein Kass in connection with the audit for the fiscal year ending December 31, 2011, considered the qualifications of that firm, including its performance previously, its reputation for integrity, competence in the fields of accounting and auditing and its independence.
Fees earned by Rothstein Kass for services rendered in connection with the fiscal years ended December 31, 2010 and 2009 are set forth below.

	2010	2009
Audit fees*	$24,500	$—
Audit-related fees	—	—
Tax fees	—	—
All other fees	$52,292	$15,000

*	Does not include audit fees of $155,000 for services rendered by Rothstein Kass to Crumbs, our subsidiary, prior to the merger with respect to the fiscal years ended December 31, 2007 through 2010.
Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Rothstein Kass in connection with regulatory filings.
Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for tax planning and tax advice.
All other fees. All other fees consisted of consulting services for our due diligence review in connection with the investigation of an acquisition target.
The audit committee was formed in 2011 and as such, did not have a role in approving audit-related fees, tax fees, and all other fees as shown above during 2010.
Recommendation and Vote
To be approved, the ratification of the appointment of Rothstein Kass requires the affirmative vote of the majority of the shares of Common Stock and Series A Preferred Stock, voting together as a single class, present in person or represented by proxy at the annual meeting and entitled to vote thereon.
The Company’s Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Rothstein Kass as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

PROPOSAL 6
AUTHORIZATION TO ADJOURN THE ANNUAL MEETING
General
If, at the annual meeting, the number of shares of Common Stock and Series A Preferred Stock, present in person or by proxy, is insufficient to constitute a quorum or shares of Common Stock and Series A Preferred Stock voting in favor of one or more of the proposals is insufficient to elect each of the four nominees to the Board of Directors, approve the amended and restated Certificate of Incorporation, approve the amendment to the Certificate of Designation, approve the adoption of the Incentive Plan and/or ratify the independent public accountants for the year ending December 31, 2011, management intends to move to adjourn the annual meeting to a later date or dates, if necessary, in order to enable the Board of Directors to solicit additional proxies. In that event, we will ask our stockholders to vote only upon the adjournment proposal and not any of the other proposals.
In this proposal, we are asking you to grant discretionary authority to the holder of any proxy solicited by the Board of Directors so that such holder can vote in favor of the proposal to adjourn the annual meeting to a later date or dates, if necessary, to solicit additional proxies. If our stockholders approve the adjournment proposal, we could adjourn the annual meeting, and any adjourned session of the annual meeting, and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against any of the proposals to defeat the proposal, we could adjourn the annual meeting without a vote on the election of directors, amendment of the Certificate of Incorporation, amendment of the Certificate of Designation, approval of the adoption of the Incentive Plan and ratification of the appointment of the independent public accountants and seek to convince the holders of those shares to change their votes in favor or the proposals.
Generally, if the annual meeting is adjourned, no notice of the adjourned meeting is required to be given to stockholders, other than announcement at the annual meeting of the place, date and time to which the meeting is adjourned. However, the Company’s Bylaws provide that if the adjournment or adjournments are for more than 30 days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting.
Required Vote
To be approved, the proposal to adjourn the annual meeting requires the affirmative vote of the holders of a majority of the shares of Common Stock and Series A Preferred Stock, voting together as a class, present in person or represented by proxy at the annual meeting, whether or not a quorum is present.
Board Recommendation
The Company’s Board of Directors recommends that stockholders vote FOR the proposal to authorize the Board of Directors to adjourn the annual meeting of stockholders to allow time for the further solicitation of proxies.
ADDITIONAL INFORMATION
Stockholder Proposals and Submissions
Stockholders are entitled to submit proposals on matters appropriate for stockholder action and have that proposal included in the Company’s proxy statement consistent with the Company’s Bylaws and the regulations of the SEC. Should a stockholder intend to nominate a director or present a proposal at the 2012 annual meeting and have the nominee or the proposal included in the Company’s proxy statement, notice thereof must be received by the Secretary of the Company, P.O. Box 388, 145 Main Street, Preston, Maryland 21655, Attention: Secretary, not later than 90 nor earlier than 120 days prior to the date of such meeting, regardless of any postponements, deferrals or adjournments of such meeting to a later date; provided, however, that for any meeting of stockholders for which less than 90 days notice or public disclosure of the date of the annual meeting is given or made to stockholders, a stockholder’s notice shall be timely if delivered to or mailed and received at the Company’s principal executive offices not later than the 10th day following the day on which public announcement of the date of such meeting of stockholders is first made or sent by us and at least 10 days prior to the date of the meeting. A stockholder’s notice to the Company shall set forth as to each matter the stockholder proposes to bring before the meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, the name and address of the beneficial owner, if any, on whose behalf the proposal is made, and the name and address of any other stockholders or beneficial owners known by such stockholder to be supporting such proposal, (iii) the class and number of shares of the capital stock of the Company which are owned beneficially and of record by such stockholder, by the beneficial owner, if any, on whose behalf the proposal is made and by any other stockholders or beneficial owners known by such stockholder to be supporting such proposal, and (iv) any material interest of such stockholder of record and/or of the beneficial owner, if any, on whose behalf the proposal is made, in such proposed business and any material interest of any other stockholders or beneficial owners known by such stockholder to be supporting such proposal in such proposed business, to the extent known by such stockholder.

A copy of the relevant Bylaw provisions containing the requirements for making a nomination or stockholder proposal may be obtained by contacting the Company’s Secretary at the executive offices of the Company.
Householding of Proxy Statements
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are our stockholders may “household” our proxy materials. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker and our Secretary in writing at P.O. Box 388, 145 Main Street, Preston, Maryland 21655, Attention: Secretary, or by telephone at (410) 672-1220, Extension 405. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.
Other Proposed Action
The Board of Directors does not intend to bring any other matters before the annual meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the annual meeting. If, however, other matters not mentioned in this proxy statement properly come before the annual meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

By Order of the Board of Directors, 57th Street General Acquisition Corp.
By:	/s/ Ronda S. Kase
Ronda S. Kase, Secretary

New York, New York
September 16, 2011

APPENDIX I
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
57TH STREET GENERAL ACQUISITION CORP.
57th Street General Acquisition Corp., a Delaware corporation (the “Corporation”), does hereby certify as follows:
1. The name of the Corporation is 57th Street General Acquisition Corp. The date of filing of its original Certificate of Incorporation with the Secretary of State was October 29, 2009 under the name of 57th Street General Acquisition Corp.
2. The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State was October 29, 2009, and the Amended and Restated Certificate of Incorporation and the Second Amended and Restated Certificate of Incorporation of the Corporation were filed with the Secretary of State on May 12, 2010 and May 18, 2010, respectively.
3. This Third Amended and Restated Certificate of Incorporation (“Third Amended and Restated Certificate of Incorporation”) of the Corporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law by the directors and stockholders of the Corporation.
4. This Third Amended and Restated Certificate of Incorporation shall be effective on the date of filing with the Secretary of State of the State of Delaware.
5. This Third Amended and Restated Certificate of Incorporation of the Corporation, which restates and further amends the Second Amended and Restated Certificate of Incorporation of 57th Street General Acquisition Corp. amends and restates the certificate of incorporation of the Corporation in its entirety as follows:
FIRST: The name of the corporation is Crumbs Bake Shop, Inc. (hereinafter sometimes referred to as the “Corporation”).
SECOND: The address of the Corporation’s registered office in the State of Delaware is National Registered Agents, Inc., 160 Greentree Drive, Suite 101, Dover, Delaware 19904, County of Kent. The name of the Corporation’s registered agent at such address is National Registered Agents, Inc.
THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (“GCL”). In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges which are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.
FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 101,000,000, of which 100,000,000 shares shall be common stock, par value $0.0001 per share (the “Common Stock”), and 1,000,000 shares shall be preferred stock, par value $0.0001 per share (the “Preferred Stock”).
A. Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

B. Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

FIFTH:	The name and mailing address of the sole incorporator of the Corporation are as follows:

Name:	Asim Grabowski-Shaikh
Address:	c/o Ellenoff Grossman & Schole LLP
150 East 42nd Street
New York, NY 10017
SIXTH: [Intentionally Omitted.]
SEVENTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
A. Election of directors need not be by ballot unless the by-laws of the Corporation so provide.
B. The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the by-laws of the Corporation.
C. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.
D. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Third Amended and Restated Certificate of Incorporation, and to any by-laws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.
EIGHTH: A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.
B. The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the GCL order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.
IN WITNESS WHEREOF, the Corporation has caused this Third Amended and Restated Certificate of Incorporation to be duly executed on its behalf by an authorized officer on this [•] day of [•], 2011.

57TH STREET GENERAL ACQUISITION CORP.
By:
	Name:	Jason Bauer
	Title:	President and Chief Executive Officer

APPENDIX II
57TH STREET GENERAL ACQUISITION CORP.
AMENDED AND RESTATED
CERTIFICATE OF DESIGNATION
Pursuant to Section 151 of the General
Corporation Law of the State of Delaware
SERIES A VOTING PREFERRED STOCK
(Par Value $0.0001 Per Share)
57th Street General Acquisition Corp. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), in accordance with the provisions of Section 151 thereof, DOES HEREBY CERTIFY THAT:
WHEREAS, in accordance with the provisions of Section 151 of the DGCL and pursuant to the authority under Article Fourth of Corporation’s Certificate of Incorporation, as amended from time to time (the “Certificate of Incorporation”), the Board of Directors of the Corporation is authorized to issue from time to time shares of the Corporation’s Preferred Stock, par value $0.0001 per share (“Preferred Stock”), in one or more series;
WHEREAS, the Board of Directors previously adopted a resolution authorizing the creation and issuance of a series of said Preferred Stock designated as the “Series A Voting Preferred Stock” (the “Series A Preferred Stock”) and the Certificate of Designation for the Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on May 4, 2011, as corrected by Certificate of Correction on July 28, 2011, to reflect May 5, 2011 as the effective date of such Certificate of Designation;
WHEREAS, as of June 27, 2011, in connection with listing the Corporation’s securities on the Nasdaq Stock Market, the holders of all issued and outstanding shares of Series A Preferred Voting Stock (the “Series A Holders”) entered into that certain Acknowledgement and Waiver with the Corporation and Crumbs Holdings LLC to amend and restate certain provisions of the Certificate of Designation to comply with the Nasdaq Marketplace Rules;
WHEREAS, on August 8, 2011, the Board of Directors approved and adopted the following resolution (this “Certificate of Designation” or this “Certificate”) for purposes of amending certain provisions of the Series A Preferred Stock; and
WHEREAS, on _____, 2011, 100% of the Series A Holders, voting separately as a class, approved the following resolution to amend and restate the Certificate of Designation for the Series A Preferred Stock.
NOW THEREFORE, BE IT RESOLVED, that, pursuant to the authority expressly vested in the Board of Directors and in accordance with the provisions of the Certificate of Incorporation and the DGCL, the Certificate of Designation for the Series A Preferred Stock shall, subject to approval of the stockholders of the Corporation, be amended and restated and the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations or restrictions thereof are as follows:
1. General.
(a) The shares of such series shall be designated the Series A Voting Preferred Stock (hereinafter referred to as the “Series A Voting Preferred Stock”).
(b) Each share of Series A Voting Preferred Stock shall be identical in all respects with the other shares of Series A Voting Preferred Stock.

(c) The number of shares of Series A Voting Preferred Stock shall initially be 915,000, which number may from time to time be increased (but not above the total number of authorized shares of Preferred Stock and subject to Section 6(b)) or decreased (but not below the number of shares of Series A Voting Preferred Stock then outstanding or issuable, pursuant to the terms of that certain Business Combination Agreement by and among the Corporation, 57th Street Merger Sub LLC, Crumbs Holdings LLC, a Delaware limited liability company (“Crumbs”), the members of Crumbs set forth on the signature pages thereto, and the representatives of Crumbs and the members of Crumbs, dated as of January 9, 2011 as amended on February 18, 2011, March 17, 2011 and on April 7, 2011 (as amended from time to time in accordance with its terms, the “Business Combination Agreement”) or otherwise (whether such obligation is absolute or contingent)) by resolution of the Board of Directors.
(d) The Corporation shall be required to issue fractions of a share of the Series A Voting Preferred Stock and shall not (i) arrange for the disposition of fractional interests, (ii) pay in cash the fair value of fractions of a share or (iii) issue scrip or warrants therefor, in each case so long as the Series A Voting Preferred Stock remains outstanding fractional shares of Series A Voting Preferred Stock shall be issued, provided, however, that the Corporation shall not be required to issue fractional shares of Series A Voting Preferred Stock in increments less than one-tenth of a share (subject to equitable adjustment to the extent the Preferred Stock Voting Multiple is equitably adjusted), and any amount less than one-tenth of a share (subject to equitable adjustment to the extent the Preferred Stock Voting Multiple is equitably adjusted) of Series A Voting Preferred Stock shall result in the Corporation paying to the holder in cash the fair value of such share, such fair value to be determined in good faith by the of the Board of Directors.
(e) In any case where any dividend payment date or redemption date shall not be a Business Day, then (notwithstanding any other provision of this Certificate of Designation) payment of dividends or redemption price need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the dividend payment date or redemption date, provided, however, that in such circumstance no interest shall accrue on such amount of dividends or redemption price for the period from and after such dividend payment date or redemption date, as the case may be. For the purposes of the this Certificate of Designation, “Business Day” shall mean each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law to close.
2. Dividends and Distributions.
Except as expressly provided in Section 3 and Section 7 below, the holders of Series A Voting Preferred Stock shall not be entitled to receive any dividends or distributions in respect of any shares of Series A Voting Preferred Stock held by them.
3. Liquidation.
(a) In the event of a liquidation (complete or partial), dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary (a “Liquidation”), after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of Series A Voting Preferred Stock shall be entitled to receive, in respect of any shares of Series A Voting Preferred Stock held by them, out of assets of the Corporation available for distribution to stockholders of the Corporation, and subject to the rights of any stock of the Corporation ranking senior to or on parity with the Series A Voting Preferred Stock in respect of a Liquidation and before any amount shall be distributed among the holders of common stock of the Corporation, par value $0.0001 per share (the “Common Stock”), or any other shares ranking junior to the Series A Voting Preferred Stock in respect of a Liquidation, a liquidating distribution in the amount of $0.0001 per share, and no more (the “Liquidation Payment”). If, upon a Liquidation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the then outstanding shares of Series A Voting Preferred Stock and the holders of any shares of capital stock ranking on a parity with the Series A Preferred Stock with respect to any distribution of assets upon Liquidation are insufficient to pay in full all such preferential amounts payable with respect to Series A Voting Preferred Stock and any other stock ranking as to any such distribution on parity with the Series A Voting Preferred Stock, the holders of Series A Voting Preferred Stock and such other stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled.
(b) The Corporation shall provide the holders of Series A Voting Preferred Stock appearing on the stock books of the Corporation as of the date of such notice at the address of said holder shown therein with written notice of (i) any voluntary Liquidation promptly after such Liquidation has been approved by the Board of Directors and at least 30 days prior to the effective date of such Liquidation and (ii) any involuntary Liquidation promptly upon the Corporation becoming aware of any threatened or instituted proceeding in respect thereof. Such notice shall state a distribution or payment date, the amount of the Liquidation Payment and the place where the Liquidation Payment shall be distributable or payable.

(c) For the purposes of this Section 3, neither the voluntary sale, lease, conveyance, exchange or transfer of all or substantially all the property or assets of the Corporation (whether for cash, shares of stock, securities or other consideration), nor the consolidation or merger of the Corporation with one or more other entities, shall be deemed to be a Liquidation of the Corporation, unless such voluntary sale, lease, conveyance, exchange, merger, consolidation or transfer shall be in connection with a plan of liquidation (complete or partial), dissolution or winding up of the affairs of the Corporation.
(d) After the payment in cash to the holders of shares of the Series A Voting Preferred Stock of the full amount of the Liquidation Payment with respect to outstanding shares of Series A Voting Preferred Stock, the holders of outstanding shares of Series A Voting Preferred Stock shall have no right or claim, based on their ownership of shares of Series A Voting Preferred Stock, to the remaining assets of the Corporation, if any.
4. Reacquired Shares; Redemption; Exchange.
(a) If shares of Series A Voting Preferred Stock are purchased, redeemed or otherwise acquired by the Corporation in any manner whatsoever, then the Series A Voting Preferred Stock so acquired shall, to the fullest extent permitted by law, be retired and canceled upon the purchase, redemption or acquisition thereof and shall not be reissued as shares of Series A Voting Preferred Stock. For the avoidance of doubt, this provision shall not be applicable to shares held in escrow by Continental Stock Transfer & Trust Company or any successor escrow agent, as “Escrow Agent”, pursuant to the Escrow Agreement, dated as of April 27, 2011, by and among the Corporation, Crumbs, Jason Bauer, in his individual capacity as a member of Crumbs, Mia Bauer, Victor Bauer, John D. Ireland, EHL Holdings LLC, Jason Bauer, in his capacity as member representative, Edwin Lewis, in his capacity as member representative, and the Escrow Agent (as amended from time to time in accordance with its terms, the “Escrow Agreement”), unless required to be returned (and until such shares are returned) to the Corporation in accordance with Section 1.6 of the Business Combination Agreement or Section 4 of the Escrow Agreement.
(b) Such shares shall, upon their retirement and cancellation, and upon the taking of any action required by applicable law, revert to authorized but unissued shares of Preferred Stock undesignated as to series and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth in the Certificate of Incorporation and applicable law.
(c) One Class B Exchangeable Unit (a “Class B Exchangeable Unit”) of Crumbs may, at any time or from time to time, be exchanged by the holder thereof for one share of Common Stock, in accordance with that certain Exchange and Support Agreement, dated April 27, 2011 (as amended from time to time in accordance with its terms, the “Exchange and Support Agreement”), by and among, the Corporation, Crumbs and the members of Crumbs holding Class B Exchangeable Units, and the Third Amended and Restated Limited Liability Company Agreement of Crumbs (as amended from time to time in accordance with its terms, the “Crumbs LLC Agreement”), subject to adjustment as provided for therein. Upon the exchange of any Class B Exchangeable Units by the holder thereof for shares of Common Stock pursuant to the Exchange and Support Agreement, a number of shares of Series A Voting Preferred Stock equal to the quotient of (i) one over (ii) the Preferred Stock Voting Multiple (as defined below) held by such holder for every one share of Common Stock issued to the holder upon such exchange shall thereupon be automatically redeemed by the Corporation at the redemption price of $0.0001 per share, without any action nor consent of or by the holder of Series A Voting Preferred Stock subject to the availability of lawful funds therefor, provided, however, the availability of funds, or lack thereof, shall not affect the exchange referenced in this clause (c). The Corporation shall comply with the Exchange and Support Agreement in all material respects.
(d) The Series A Voting Preferred Stock shall not be redeemable except as set forth in Section 4(c) above.
(e) The Series A Voting Preferred Stock shall not be convertible into or exchangeable for any other class or series of capital stock, or any other securities, of the Corporation.

5. Reservation of Stock.
(a) Reservation and Authorization of Common Stock and Series A Voting Preferred Stock. So long as any Class B Exchangeable Units and shares of Series A Voting Preferred Stock remain outstanding or are issuable (whether such obligation is absolute or contingent) pursuant to this, the Business Combination Agreement and/or the Crumbs LLC Agreement, the Corporation shall at all times reserve and keep available, from its authorized and unissued capital stock solely for issuance and delivery upon the exchange of the Class B Exchangeable Units or its other obligations to issue and deliver shares and/or units pursuant to the Business Combination Agreement, the Exchange and Support Agreement, the Crumbs LLC Agreement and/or this Certificate of Designation and free of preemptive rights, such number of shares of Common Stock, Series A Voting Preferred Stock and other securities, cash or property as from time to time shall be issuable upon the exchange in full of all Class B Exchangeable Units outstanding or issuable (whether such obligation is absolute or contingent) pursuant to the Exchange and Support Agreement, Business Combination Agreement and/or the Crumbs LLC Agreement as and when required and to otherwise to perform its obligations hereunder and under the Business Combination Agreement, the Exchange and Support Agreement and the Crumbs LLC Agreement. The Corporation shall, from time to time, take all steps necessary to increase the authorized number of shares of its Common Stock and or Series A Voting Preferred Stock if, at any time, the authorized number of shares of Common Stock or Series A Voting Preferred Stock remaining unissued would otherwise be insufficient to allow delivery of all the shares of Common Stock or Series A Voting Preferred Stock then deliverable upon the exchange in full of all outstanding Class B Exchangeable Units and shares of Series A Voting Preferred Stock outstanding or issuable (whether such obligation is absolute or contingent) hereunder or pursuant to the Business Combination Agreement, the Exchange and Support Agreement and/or the Crumbs LLC Agreement.
6. Voting.
(a) General. Except as otherwise required by the General Corporation Law or this Certificate of Designation, holders of Series A Voting Preferred Stock shall be entitled to vote on all matters submitted to a vote of the stockholders of the Corporation, voting together with the holders of Common Stock as a single class. In any such vote in which holders of Series A Voting Preferred shall vote together with the holders of Common Stock as a single class, each holder of record of Series A Voting Preferred Stock shall be entitled to cast ten (10) votes for each share of Series A Voting Preferred Stock held by such holder on the record date for determining the stockholders of the Corporation entitled to vote, subject to adjustment pursuant to Section 7 of this Certificate of Designation (the “Preferred Stock Voting Multiple”). Unless otherwise provided by any applicable provision of law, at each meeting of holders of Series A Voting Preferred Stock, at which such holders are voting separately and exclusively as a series, each holder of record of shares of Series A Voting Preferred Stock entitled to vote shall be entitled to vote in person or by proxy, and each such holder shall be entitled to cast a number of votes equal to the Preferred Stock Voting Multiple for each share of Series A Voting Preferred Stock held by such holder on the record date for determining the stockholders of the Corporation entitled to vote, if a quorum is present, except as provided in Section 6(c) with respect to the vote required to elect Series A Directors, a majority of the voting power of the shares of Series A Voting Preferred Stock present in person or represented by proxy and entitled to vote thereon shall be the vote of the holders of Series A Voting Preferred Stock with respect to any item of business. Except as set forth in Section 6 or otherwise provided by the General Corporation Law, the holders of Series A Voting Preferred Stock shall have no special voting rights and their consent shall not be required for taking any corporate action.
(b) Protective Provisions. In addition to any vote required by the Certificate of Incorporation or by applicable law, for so long as any of the shares of Series A Voting Preferred Stock shall remain outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or the Certificate of Incorporation) the written consent or affirmative vote of the holders of at least two thirds of the then outstanding shares of Series A Voting Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be), separately and exclusively as a series, to:
(i) adopt any alteration, amendment or repeal of any provision of the Certificate of Incorporation (including any such alteration, amendment or repeal effected by any merger or consolidation) that effects a division, subdivision, consolidation or combination of shares of Common Stock or increases the per share voting power of the Common Stock, unless such alteration, amendment or repeal also proportionately divides, subdivides, consolidates or combines shares of Series A Voting Preferred Stock on the same basis and does not alter or change the voting preferences or power of the Series A Voting Preferred Stock relative to the Common Stock so as to affect the holders of Series A Voting Preferred Stock adversely;

(ii) declare any dividend or distribution on the Common Stock (other than in connection with a Liquidation) in shares of Common Stock, Preferred Stock or securities convertible, exercisable, or exchangeable for Common Stock or Preferred Stock, unless a proportionate dividend or distribution of shares of Series A Voting Preferred Stock is also declared on the Series A Voting Preferred Stock such that the voting preferences and powers of the Series A Voting Preferred Stock relative to the Common Stock are not adversely affected;
(iii) except in connection with a division or subdivision pursuant to clause (i) above, divide or subdivide (by stock split, stock dividend or other distribution, reclassification, recapitalization or otherwise) the Series A Voting Preferred Stock into a greater number of shares or combine or consolidate (by reverse stock split, reclassification, recapitalization or otherwise) the Series A Voting Preferred Stock;
(iv) list any shares of its capital stock on a securities exchange or trading market whose listing rules would require an alteration or change to the voting power of the Series A Voting Preferred Stock or prevent the issuance of the Contingency Consideration (as defined in the Business Combination Agreement) or the Common Stock issuable upon the exercise of the exchange rights related thereto; or
(v) amend, alter or repeal any provision of the Certificate of Incorporation or Bylaws of the Corporation in a manner that adversely affects the powers, preferences or rights of the Series A Voting Preferred Stock.
In the event the Corporation shall propose to take any action enumerated in this Section 6(b) above then, and in each such case, the Corporation shall cause to be filed with the transfer agent(s) for the Series A Voting Preferred Stock and shall give notice of such proposed action to each holder of record of the shares of Series A Voting Preferred Stock appearing on the stock books of the Corporation as of the date of such notice at the address of said holder shown therein. Such notice shall specify, inter alia (v) the effective date of such adoption of any alteration, amendment or repeal of any provision of the Certificate of Incorporation; (w) the date on which a record is to be taken for the purposes of such dividend or distribution; (x) the date on which division or subdivision is to take place; and/or (y) the date on which shares of capital stock are to be listed on a securities exchange or trading market, as applicable and (z) the other material terms of such action. Such notice shall be given at least 20 Business Days prior to the applicable date or effective date specified above. If at any time the Corporation shall cancel any of the proposed transactions for which notice has been given under this Section 6(b) prior to the consummation thereof, the Corporation shall give prompt notice of such cancellation to each holder of record of the shares of Series A Voting Preferred Stock appearing on the stock books of the Corporation as of the date of such notice at the address of said holder shown therein.
(c) Board of Directors.
(i) During the Earnout Period (as such term is defined in the Business Combination Agreement), the Series A Holders, exclusively and as a separate class, shall be entitled to elect such number of the directors of the Corporation (the “Series A Directors”) substantially equivalent to a number of directors commensurate with the then aggregate beneficial ownership of the Series A Holders (the “Commensurate Ownership”) in the Corporation based upon the amount of outstanding securities plus, for each Series A Holder, any securities that such Series A Holder has the right to acquire within sixty (60) days pursuant to options, warrants, conversion privileges or other rights; provided however, that to the extent that the Commensurate Ownership would result in the ability of the Series A Holders to elect a fraction of a seat on the Board, that the Series A Holders shall be permitted to “round-up” to the nearest whole-number the number of directors the Series A Holders could appoint to the Board such that the aggregate number of the directors the Series A Holders could elect would exceed the Commensurate Ownership of the Series A Holders, so long as such rounding-up would not result in the Series A Holders electing a majority of the Corporation’s Board. Except as otherwise provided in this Section 6(c), each Series A Director shall be elected by a plurality of the votes of the shares of the Series A Voting Preferred Stock represented in person or by proxy at any meeting of holders of Series A Voting Preferred Stock called therefor and entitled to vote on the election of Series A Directors. The nomination of persons for election as Series A Directors to the Board of Directors may be made solely by (A) a holder or holders of Series A Voting Preferred Stock acting by written consent in lieu of a meeting, or (B) with respect to election at an annual or special meeting of holders of Series A Voting Preferred Stock at which directors are to be elected (1) by or at the direction of the Series A Directors or (2) by a holder of Series A Preferred Voting Stock that is a stockholder of record on the date of its giving of the notice of such nomination and on the record date for the determination of stockholders entitled to notice of and to vote at such annual or special meeting. Unless otherwise provided in this Certificate of Designation, each Series A Director (whenever elected) shall hold office until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.

(ii) To the extent the size of the Board of Directors of the Corporation is increased, the requisite number of Series A Directors shall be recalculated by the Board of Directors to ensure that the right of the holders of the Series A Preferred Voting Stock to elect a commensurate number of Series A Directors as set forth herein is maintained. For the avoidance of doubt, at least two (2) of the Series A Directors will not have to meet the director independence requirements set forth in the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the “Exchange Act”), the listing rules of any securities exchange or trading market applicable to the Corporation or any similar requirements.
(iii) Any Series A Director elected as provided in the preceding sentence may be removed without cause by, and only by, the affirmative vote of the holders of a majority of the outstanding shares of Series A Voting Preferred Stock, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders.
(iv) At any meeting held for the purpose of electing directors at which the holders of the Series A Voting Preferred Stock shall have the right to elect Series A Directors as provided herein, the presence in person or by proxy of the holders of a majority of the then outstanding shares of Series A Voting Preferred Stock shall be required and be sufficient to constitute a quorum, of such series for the election of Series A Directors by such series. At any such meeting or adjournment thereof: (A) (i) the absence of a quorum of the holders of the Series A Voting Preferred Stock shall not prevent the election of directors other than the Series A Directors by other stockholders of the Corporation and (ii) the absence of a quorum or quorums of such other stockholders shall not prevent the election of Series A Directors by the holders of the Series A Voting Preferred Stock, and (B) in the absence of a quorum of the holders of Series A Preferred Voting Stock, holders of a majority of Series A Preferred Voting Stock present in person or by proxy shall have the power to adjourn the meeting for the election of Series A Directors which the holders of such series are entitled to elect, from time to time, without notice as to time and place other than announcement at the meeting except as otherwise provided by law, until a quorum shall be present.
(v) Any vacancy in the office of a Series A Director elected by the holders of Series A Voting Preferred Stock or any newly created Series A Voting Preferred Stock directorship may be filled only by (A) with respect to a vacancy occurring between annual meetings of the Corporation, the remaining Series A Directors to serve (unless otherwise removed as provided in Section 6(c)(iii)) until such time as the holders of Series A Voting Preferred Stock, voting exclusively and as a separate series, fill such directorship pursuant to this Section 6(c) or (B) by the holders of shares of Series A Voting Preferred Stock entitled to vote thereon, voting exclusively and as a separate series, pursuant to this Section 6(c). If at any annual meeting or special meeting of the holders of shares of Series A Voting Preferred Stock called for the purposes of electing Series A Directors, as the case may be, the holders of shares of Series A Voting Preferred Stock fail to elect a sufficient number of Series A Directors to fill all directorships for which they are entitled to elect Series A Directors, voting exclusively and as a separate series, pursuant to this Section 6(c), then any directorship not so filled shall remain vacant until such time as the holders of the Series A Voting Preferred Stock elect a person to fill such directorship and no such directorship may be filled by stockholders of the Corporation other than by the holders of the Series A Voting Preferred Stock.
(vi) The rights of the holders of the Series A Voting Preferred Stock under this Section 6(c) shall terminate on the first date following the expiration of the Earnout Period, provided, however, that any Series A Director serving as a director at the time of the expiration of the Earnout Period shall hold office until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.

7. Organic Changes.
(a) If there is: (1) any division or subdivision (by split, distribution, reclassification, recapitalization or otherwise) or combination or consolidation (by reverse split, reclassification, recapitalization or otherwise) of the Class B Exchangeable Units, the Corporation shall cause it to be accompanied by an identical proportionate division, subdivision, consolidation or combination of the Common Stock; or (2) any division or subdivision (by split, distribution, reclassification, recapitalization or otherwise) or combination or consolidation (by reverse split, reclassification, recapitalization or otherwise) of the Common Stock, the Corporation and Crumbs shall cause it to be accompanied by an identical proportionate division, subdivision, consolidation or combination of the Class B Exchangeable Units. Furthermore any such event shall be accompanied by either (i) an identical proportionate division, subdivision, consolidation or combination of the Series A Voting Preferred Stock or (ii) an equitable proportionate adjustment of the Preferred Stock Voting Multiple, in either case to ensure such event does not adversely affect the voting power of the Series A Voting Preferred Stock or the holders’ ability to transfer or exchange such stock.
(b) In the event of any merger, acquisition, reorganization, consolidation, or liquidation of the Corporation or any reclassification or other similar transaction as a result of which the shares of Common Stock are converted into another security involving a payment or distribution of cash, securities or other assets to the holders of Common Stock (a “Fundamental Transaction”), the Class B Exchangeable Units and the Series A Voting Preferred Stock shall remain outstanding and the exchange provisions of the Exchange and Support Agreement shall thereafter permit the exchange of Class B Exchangeable Units for the amount of such cash, securities or other assets which an Exchanging Member would have received had it made an exchange for Common Stock immediately prior to such Fundamental Transaction, regardless of whether such exchange would actually have been permitted at such time.
8. Waiver.
Any of the rights, powers, preferences and other terms of the Series A Preferred Voting Stock set forth herein may be waived on behalf of all holders of Series A Voting Preferred Stock by the affirmative written consent or vote of the holders of at least two thirds of the shares of Series A Voting Preferred Stock then outstanding.
9. Transfer Restrictions.
Except as otherwise provided by the Escrow Agreement, this Certificate of Designation, including without limitation Section 4(c), or by operation of law, no holder of Series A Voting Preferred Stock may transfer, and the Corporation shall not register the transfer of, any shares of Series A Voting Preferred Stock, whether by sale, assignment, gift, bequest, appointment or otherwise, unless such shares of Series A Voting Preferred Stock are transferred together with a number of Class B Exchangeable Units then exchangeable into a number of shares of Common Stock of the Corporation equal to the number of shares of Series A Preferred Stock being transferred divided by the Preferred Stock Voting Multiple then in effect.
10. No Other Rights.
The shares of Series A Voting Preferred Stock shall not have any powers, designations, preferences or relative, participating, optional, or other special rights, nor shall there be any qualifications, limitations or restrictions or any powers, designations, preferences or rights of such shares, other than as set forth herein or in the Certificate of Incorporation, or as may be provided by law.
11. Effective Date.
This Amended and Restated Certificate of Designation shall become effective on  _____, 2011.
IN WITNESS WHEREOF, 57th Street General Acquisition Corp. has caused this Certificate to be duly executed in its name and on its behalf by its Chief Executive Officer this _____ day of  _____, 2011.

57TH STREET GENERAL ACQUISITION CORP.
By:
	Name:	Jason Bauer
	Title:	Chief Executive Officer

APPENDIX III
57TH STREET ACQUISITION CORP.
EQUITY INCENTIVE PLAN
1. Purpose. The purpose of the 57th Street Acquisition Corp. Equity Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, members, managers, employees, consultants and advisors (and prospective directors, officers, members, managers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.
2. Definitions. The following definitions shall be applicable throughout this Plan:
(a) “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest as determined by the Committee in its discretion. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.
(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award, and Performance Compensation Award granted under this Plan.
(c) “Board” means the Board of Directors of the Company.
(d) “Business Combination” has the meaning given such term in the definition of “Change in Control.”
(e) “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by federal law or executive order to be closed
(f) “Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar document or policy between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement, document or policy (or the absence of any definition of “Cause” contained therein), (A) the Participant’s commission of, conviction for, plea of guilty or nolo contendere to a felony or a crime involving moral turpitude, or other material act or omission involving dishonesty or fraud, regardless of whether involving the Company or its Affiliates, (B) the Participant’s conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates in any material way, (C) the Participant’s (1) failure to perform duties as reasonably directed by or on behalf of the Company, (2) material breach of any agreement between the Participant and the Company or its Affiliates (including, without limitation, any consulting, confidentiality, intellectual property assignment, non-solicitation or non-competition agreement), which, if curable, is not cured within 5 Business Days after notice thereof is provided to the Participant or (3) material violation of any rule, regulation, policy or plan for the conduct of (as the case may be) any director, officer, employee, member, manager, consultant or service provider of or to the Company or its Affiliates or its or their business (which, if curable, is not cured within 5 Business Days after notice thereof is provided to the Participant) or (D) the Participant’s gross negligence, fraud, willful malfeasance or material act of disloyalty with respect to the Company or its Affiliates (which, if curable, is not cured within 5 Business Days after notice thereof is provided to the Participant). Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

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(g) “Change in Control” shall, in the case of a particular Award, unless the applicable Award agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:
(i) Any sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of the assets of the Company;
(ii) Any “person” as such term is used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is or becomes, directly or indirectly, the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act of securities of the Company that represent more than 50% of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 2(f), the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (IV) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(f)(iv)(A) and 2(f)(iv)(B), (V) any acquisition involving beneficial ownership of less than 50% of the then-outstanding Common Shares (the “Outstanding Company Common Shares”) or the Outstanding Company Voting Securities that is determined by the Board, based on review of public disclosure by the acquiring Person with respect to its passive investment intent, not to have a purpose or effect of changing or influencing the control of the Company; provided, however, that for purposes of this clause (V), any such acquisition in connection with (x) an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents or (y) any “Business Combination” (as defined below) shall be presumed to be for the purpose or with the effect of changing or influencing the control of the Company;
(iii) During any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board together with any individuals subsequently elected to the Board whose nomination by the stockholders of the Company was approved by a vote of the then incumbent Board (i.e. those members of the Board who either have been directors from the beginning of such two-year period or whose election or nomination for election was previously approved by the Board as provided in this Section 2(f)(iii)) cease for any reason to constitute a majority of the Board;
(iv) The Board or the stockholders of the Company approve and consummate a merger, amalgamation or consolidation (a “Business Combination”) of the Company with any other corporation, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Shares and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Shares and the Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;
(v) The date which is 10 Business Days prior to the approval by the Board of the complete liquidation of the Company.
For the avoidance of doubt, the business combination contemplated by the Business Combination Agreement entered into as of January 9, 2011, as amended by that certain Amendment to Business Combination Agreement, dated as of February 18, 2011, Amendment No. 2 to Business Combination Agreement, dated as of March 17, 2011 and Amendment No. 3 to Business Combination Agreement, dated as of April 7, 2011 by and among 57th Street General Acquisition Corp., 57th Street Merger Sub LLC, Crumbs Holdings LLC, and certain other parties set forth therein shall not constitute a Change in Control.
(h) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in this Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

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(i) “Committee” means a committee of at least two people as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board.
(j) “Common Shares” means the common shares, par value $0.0001 per share, of the Company (and any stock or other securities into which such common shares may be converted or into which they may be exchanged).
(k) “Company” means 57th Street General Acquisition Corp., a Delaware corporation, together with its successors and assigns. The term “Company” shall further apply to any different corporate name for the Company that may be duly approved in the future.
(l) “Confidential Information” means any and all confidential and/or proprietary trade secrets, knowledge, data, or information of the Company, regardless and whether or not (and in whatever medium) memorialized, and including, without limitation, any: (A) drawings, inventions, methodologies, mask works, ideas, processes, formulas, source and object codes, data, programs, software source documents, works of authorship, know-how, improvements, discoveries, developments, designs and techniques, and all other work product of the Company, whether or not patentable or registrable under trademark, copyright, patent or similar laws; (B) information regarding or relating to plans for research, development, new service offerings and/or products, marketing, advertising and selling, manufacturing, distribution, business plans and strategies (including those relating to acquisitions or new store openings), business forecasts, budgets and unpublished financial statements, licenses, prices and costs, suppliers, customers, customer history, customer preferences, or any related agreements, documents, data, surveys or other written or oral information; (C) any information regarding the skills or compensation of employees, suppliers, agents, and/or independent contractors of the Company; (D) concepts and ideas relating to the development and distribution of content in any medium or to the current, future and proposed products or services of the Company; (E) information about the Company’s investment program, trading methodology, or portfolio holdings; or (F) any other oral or written information, data or the like that is not generally available to the public or is labeled confidential or described as confidential.
(m) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.
(n) “Effective Date” means the date as of which this Plan is adopted by the Board, subject to Section 3 of this Plan.
(o) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.
(p) “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate, provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or its Affiliates).
(q) “Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in this Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.
(r) “Exercise Price” has the meaning given such term in Section 7(b) of this Plan.

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(s) “Fair Market Value” means, on a given date, (i) if the Common Stock is listed on the New York Stock Exchange or another national securities exchange, the closing sales price of the Common Stock reported on such national securities exchange, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Common Stock is not listed on the New York Stock Exchange or another national securities exchange, but is quoted by the OTC Markets Group, Inc. (www.otcmarkets.com) or any successor or alternative recognized over-the-counter market or another inter-dealer quotation system on a last sale basis, the closing bid price or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.
(t) “Immediate Family Members” shall have the meaning set forth in Section 16(b).
(u) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in this Plan.
(v) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of this Plan.
(w) “Intellectual Property Products” shall have the meaning set forth in Section 15(c) of this Plan.
(x) “Mature Shares” means Common Shares owned by a Participant that are not subject to any pledge or security interest and that have been either previously acquired by the Participant on the open market or meet such other requirements, if any, as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Exercise Price or satisfy a withholding obligation of the Participant.
(y) “Negative Discretion” shall mean the discretion authorized by this Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.
(z) “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.
(aa) “Option” means an Award granted under Section 7 of this Plan.
(bb) “Option Period” has the meaning given such term in Section 7(c) of this Plan.
(cc) “Outstanding Company Common Shares” has the meaning given such term in the definition of “Change in Control.”
(dd) “Outstanding Company Voting Securities” has the meaning given such term in the definition of “Change in Control.”
(ee) “Participant” means an Eligible Person who has been selected by the Committee to participate in this Plan and to receive an Award pursuant to Section 6 of this Plan.
(ff) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of this Plan.
(gg) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under this Plan.
(hh) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.
(ii) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

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(jj) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.
(kk) “Permitted Transferee” shall have the meaning set forth in Section 16(b) of this Plan.
(ll) “Person” has the meaning given such term in the definition of “Change in Control.”
(mm) “Plan” means this 57th Street Acquisition Corp. Equity Incentive Plan.
(nn) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.
(oo) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.
(pp) “Restricted Stock” means Common Shares, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.
(qq) “SAR Period” has the meaning given such term in Section 8(c) of this Plan.
(rr) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in this Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.
(ss) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of this Plan.
(tt) “Stock Bonus Award” means an Award granted under Section 10 of this Plan.
(uu) “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.
(vv) “Subsidiary” means, with respect to any specified Person:
(1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Outstanding Company Voting Securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and
(2) any partnership or limited liability company (or any comparable foreign entity (a) the sole general partner or managing member (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners or managing members (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).
(ww) “Substitute Award” has the meaning given such term in Section 5(e).
3. Effective Date; Duration. The Plan shall be effective as of the Effective Date, but no Award shall be exercised or paid (or, in the case of a stock Award, shall be granted) unless and until this Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months after the date this Plan is adopted by the Board. The expiration date of this Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.

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4. Administration. (a) The Committee shall administer this Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under this Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under this Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under this Plan. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. Whether a quorum is present shall be determined based on the Committee’s charter as approved by the Board.
(b) Subject to the provisions of this Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by this Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan.
(c) The Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.
(d) Unless otherwise expressly provided in this Plan, all designations, determinations, interpretations, and other decisions under or with respect to this Plan or any Award or any documents evidencing Awards granted pursuant to this Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.
(e) No member of the Board, the Committee, delegate of the Committee or any employee, advisor or agent of the Company or the Board or the Committee (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to this Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from (and the Company shall pay or reimburse on demand for) any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under this Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

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(f) Notwithstanding anything to the contrary contained in this Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer this Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under this Plan.
5. Grant of Awards; Shares Subject to this Plan; Limitations. (a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons.
(b) Awards granted under this Plan shall be subject to the following limitations: (i) subject to Section 12 of this Plan, the Committee is authorized to deliver under this Plan 338,295 Common Shares. Subject to adjustment in accordance with Section 12, no Participant shall be granted, during any one (1) year period, Options to purchase Common Shares or Stock Appreciation Rights with respect to more than 338,295 Common Shares or any other Awards with respect to more than 338,295 Common Shares.
(c) Use of Common Shares to pay the required Exercise Price or tax obligations, or shares not issued in connection with settlement of an Option or SAR or that are used or withheld to satisfy tax obligations of the Participant shall, notwithstanding anything herein to the contrary, not be available again for other Awards under this Plan. Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash are available again for Awards under this Plan.
(d) Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.
(e) Awards may, in the sole discretion of the Committee, be granted under this Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Shares underlying any Substitute Awards shall be counted against the aggregate number of Common Shares available for Awards under this Plan.
6. Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in this Plan.
7. Options. (a) Generally. Each Option granted under this Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award agreement. All Options granted under this Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan.

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(b) Exercise Price. The exercise price (“Exercise Price”) per Common Share for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant and provided further that, notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.
(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate; provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) an Option shall vest and become exercisable with respect to 100% of the Common Shares subject to such Option on the third anniversary of the Date of Grant; (ii) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the Option Period or (B) 90 calendar days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and (iii) both the unvested and the vested portion of an Option shall expire upon the termination of the Participant’s employment or service by the Company for Cause.
(d) Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or Common Shares valued at the fair market value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company); provided, that such Common Shares are not subject to any pledge or other security interest and are Mature Shares and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a fair market value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. Any fractional Common Shares shall be settled in cash.
(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under this Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Shares before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.
(f) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

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8. Stock Appreciation Rights. (a) Generally. Each SAR granted under this Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award agreement. Any Option granted under this Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.
(b) Exercise Price. The Exercise Price per Common Share for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant.
(c) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) a SAR shall vest and become exercisable with respect to 100% of the Common Shares subject to such SAR on the third anniversary of the Date of Grant; (ii) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the SAR Period or (B) 90 calendar days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and (iii) both the unvested and the vested portion of a SAR shall expire upon the termination of the Participant’s employment or service by the Company for Cause.
(d) Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the fair market value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.
(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the fair market value of one Common Share on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in Common Shares valued at fair market value, or any combination thereof, as determined by the Committee. Any fractional Common Share shall be settled in cash.
9. Restricted Stock and Restricted Stock Units. (v) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award agreement.
(b) Restricted Accounts; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

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(c) Vesting; Acceleration of Lapse of Restrictions. Unless otherwise provided by the Committee in an Award agreement: (i) the Restricted Period shall lapse with respect to 100% of the Restricted Stock and Restricted Stock Units on the third anniversary of the Date of Grant; and (ii) the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.
(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units. (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a fair market value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award agreement).
(ii) Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Share in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the fair market value of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.
10. Stock Bonus Awards. The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under this Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under this Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with this Plan as may be reflected in the applicable Award agreement.
11. Performance Compensation Awards. (a) Generally. The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of this Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.
(b) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

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(c) Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing) and shall include the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or revenue growth; (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (viii) earnings before or after taxes, interest, depreciation and/or amortization; (ix) gross or operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total stockholder return); (xii) expense targets; (xiii) margins; (xiv) operating efficiency; (xv) objective measures of customer satisfaction; (xvi) working capital targets; (xvii) measures of economic value added; (xviii) inventory control; (xix) enterprise value; (xx) sales; (xxi) debt levels and net debt; (xxii) combined ratio; (xxiii) launch or acquisition (including the timings therefore) of new stores or other facilities; (xxiv) customer retention; (xxv) employee retention; (xxvi) timely completion of new product rollouts; and (xxvii) objective measures of personal targets, goals or completion of projects. Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.
(d) Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. The Committee is authorized at any time during the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; and (ix) a change in the Company’s fiscal year.
(e) Payment of Performance Compensation Awards. (i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.
(ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

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(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.
(iv) Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in this Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of this Plan.
(f) Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed.
12. Changes in Capital Structure and Similar Events. In the event of (a) any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments that are equitable, including without limitation any or all of the following:
(i) adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under this Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of this Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);
(ii) providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and
(iii) canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the fair market value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the fair market value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor);

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provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) or ASC Topic 718, or any successor thereto), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
13. Effect of Change in Control. Except to the extent otherwise provided in an Award agreement, in the event of a Change in Control, notwithstanding any provision of this Plan to the contrary, the Committee may provide that, with respect to all or any portion of a particular outstanding Award or Awards:
(a) all of the then outstanding Options and SARs shall immediately vest and become immediately exercisable as of a time prior to the Change in Control;
(b) the Restricted Period shall expire as of a time prior to the Change in Control (including without limitation a waiver of any applicable Performance Goals);
(c) Performance Periods in effect on the date the Change in Control occurs shall end on such date, and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee.
To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) through (c) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the Common Shares subject to their Awards.
14. Amendments and Termination.
(a) Amendment and Termination of this Plan. The Board may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided, that (i) no amendment to Section 11(c) or Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to this Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.
(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 12 of this Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR, another Award or cash and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Shares are listed or quoted.

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15. Restrictive Covenants.
(a) Confidentiality. By accepting an Award under this Plan, and as a condition thereof, each Participant agrees not to, at any time, either during their employment or thereafter, divulge, use, publish or in any other manner reveal, directly or indirectly, to any person, firm, corporation or any other form of business organization or arrangement, and to keep in the strictest confidence any Confidential Information, except (i) as may be necessary to the performance of the Participant’s duties to the Company, (ii) with the Company’s express written consent, (iii) to the extent that any such information is in or becomes in the public domain other than as a result of the Participant’s breach of any of his or her obligations under this Section 15(a), or (iv) where required to be disclosed by court order, subpoena or other government process and in such event, the Participant shall cooperate with the Company in attempting to keep such information confidential to the maximum extent possible. Upon the request of the Company or an Affiliate, the Participant agrees to promptly deliver to the Company the originals and all copies, in whatever medium, of all such Confidential Information.
(b) Non-Disparagement. By accepting an Award under this Plan, and as a condition thereof, the Participant acknowledges and agrees that he or she will not defame or publicly criticize the services, business, integrity, veracity or personal or professional reputation of the Company, including its officers, directors, partners, executives or agents, in either a professional or personal manner at any time during or following his or her employment.
(c) Post-Employment Property. By accepting an Award under this Plan, and as a condition thereof, the Participant agrees that any work of authorship, invention, design, discovery, development, technique, improvement, source code, hardware, device, data, apparatus, practice, process, method or other work product whatever (whether patentable or subject to copyright or other intellectual property protection, or not, and hereinafter collectively called “discovery”) related to the business of the Company that the Participant, either solely or in collaboration with others, has made or may make, discover, invent, develop, perfect, or reduce to practice during his, her or its employment by or association with the Company, whether or not during regular business hours and created, conceived or prepared on the Company’s premises or otherwise shall be the sole and complete property of the Company. More particularly, and without limiting the foregoing, the Participant agrees that all of the foregoing and any (i) inventions (whether patentable or not, and without regard to whether any patent therefor is ever sought), (ii) marks, names, or logos (whether or not registrable as trade or service marks, and without regard to whether registration therefor is ever sought), (iii) works of authorship (without regard to whether any claim of copyright therein is ever registered), and (iv) trade secrets, ideas, and concepts ((i) — (iv) collectively, “Intellectual Property Products”) created, conceived, or prepared on the Company’s premises or otherwise, whether or not during normal business hours, shall perpetually and throughout the world be the exclusive property of the Company, as shall all tangible media (including, but not limited to, papers, computer media of all types, and models) in which such Intellectual Property Products shall be recorded or otherwise fixed. The Participant further agrees promptly to disclose in writing and deliver to the Company all Intellectual Property Products created during his, her or its employment by or association with the Company, whether or not during normal business hours. The Participant agrees that all works of authorship created by the Participant during his, her or its employment by or association with the Company shall be works made for hire of which the Company is the author and owner of copyright or other rights thereto. To the extent that any competent decision-making authority should ever determine that any work of authorship created by the Participant during his, her or its employment by or association with the Company is not a work made for hire, by accepting an Award, the Participant assigns (without royalty or other compensation) all right, title and interest in the copyright or other intellectual property therein, in perpetuity and throughout the world, to the Company. To the extent that this Plan does not otherwise serve to grant or otherwise vest in the Company all rights in any Intellectual Property Product created by the Participant during his, her or its employment by or association with the Company, by accepting an Award, the Participant assigns (without royalty or other compensation) all right, title and interest therein, in perpetuity and throughout the world, to the Company. The Participant agrees to execute, immediately upon the Company’s reasonable request and without charge, any further assignments, applications, conveyances or other instruments, at any time, whether or not the Participant is employed by or associated with the Company at the time such request is made, in order to permit the Company and/or its respective assigns to protect, perfect, register, record, maintain, or enhance their rights in any Intellectual Property Product; provided, that, the Company shall bear the cost of any such assignments, applications or consequences. Upon termination of the Participant’s employment by or association with the Company for any reason whatsoever, and at any earlier time the Company so requests, the Participant will immediately deliver to the custody of the person designated by the Company all originals and copies of any documents and other property of the Company in the Participant’s possession, under the Participant’s control or to which he or she may have access.

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For purposes of this Section 15, the term “Company” shall include the Company and its Affiliates.
(d) Notwithstanding anything herein or in an Award Agreement to the contrary, the provisions of this Section 15 are meant to apply in addition to, and not in lieu of, any restrictive covenants to which a Participant may be subject.
16. General.
(a) Award Agreements. Each Award under this Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee.
(b) Nontransferability. (i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of this Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement (each transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of this Plan.
(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in this Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under this Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of this Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in this Plan and the applicable Award agreement.
(c) Tax Withholding. (i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

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(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest and are Mature Shares) owned by the Participant having a fair market value equal to such withholding liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability (but no more than the minimum required statutory withholding liability).
(d) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under this Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or any Award agreement. By accepting an Award under this Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under this Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.
(e) International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of this Plan or outstanding Awards (or establish a sub-plan) with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.
(f) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under this Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.
(g) Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate.
(h) No Rights as a Stockholder. Except as otherwise specifically provided in this Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares that are subject to Awards hereunder until such shares have been issued or delivered to that person.

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(i) Government and Other Regulations. (i) The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares to be offered or sold under this Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under this Plan, the applicable Award agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of this Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in this Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under this Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.
(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares to the Participant, the Participant’s acquisition of Common Shares from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate fair market value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.
(j) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(k) Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.
(l) No Trust or Fund Created. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of this Plan or any Award shall require the Company, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under this Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.
(m) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with this Plan by any agent of the Company or the Committee or the Board, other than himself.

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(n) Relationship to Other Benefits. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.
(o) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflict of laws provisions.
(p) Severability. If any provision of this Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of this Plan and any such Award shall remain in full force and effect.
(q) Obligations Binding on Successors. The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
(r) Code Section 162(m) Approval. If so determined by the Committee, the provisions of this Plan regarding Performance Compensation Awards shall be disclosed and reapproved by stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved such provisions, in each case in order for certain Awards granted after such time to be exempt from the deduction limitations of Section 162(m) of the Code. Nothing in this clause, however, shall affect the validity of Awards granted after such time if such stockholder approval has not been obtained.
(s) Expenses; Gender; Titles and Headings. The expenses of administering this Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings shall control.
(t) Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.
(u) Section 409A. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. Notwithstanding anything in this Plan to the contrary, in no event shall the Committee exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4) or any successor provision.
(v) Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares under any Award made under this Plan.
As adopted by the Board of Directors of 57th Street General Acquisition Corp. on May 4, 2011.
As approved by the stockholders of 57th Street General Acquisition Corp. on _________, 2011.

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APPENDIX IV
Proxy Card
57TH STREET GENERAL ACQUISITION CORP.
This proxy is solicited by the Board of Directors
for the annual meeting of stockholders to be held on
October 25, 2011
The undersigned stockholder acknowledges receipt of the notice of annual meeting of stockholders and the proxy statement, each dated September 16, 2011, and hereby appoints John D. Ireland and Ronda S. Kase, or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned’s shares of Common Stock and/or shares of Series A Preferred Stock of 57th Street General Acquisition Corp. (the “Company”) at the annual meeting of stockholders of the Company to be held at the offices of Provident State Bank, located at 312 Main Street, Preston, Maryland 21655, on Tuesday, October 25, 2011, at 1:00 p.m., local time, and at any adjournments or postponements thereof.
The Board of Directors recommends a vote FOR the nominees and proposals below and if no specification is made, the shares will be voted for such nominees and proposals.
1.	Election of four directors, each to hold office for one year and until his successor is duly elected and qualified.
☐ VOTE FOR ALL NOMINEES or ☐ VOTE WITHHELD FOR ALL NOMINEES or ☐ VOTE FOR ALL NOMINEES EXCEPT
Nominees: Mark D. Klein, Frederick G. Kraegel, Leonard A. Potter and Andrew J. Moger
To withhold authority to vote for any individual nominee, strike a line through that nominee’s name above.
2.
Approval of the amendment and restatement of the Certificate of Incorporation to (i) amend Article FIRST to change the name of the Company from “57th Street General Acquisition Corp.” to “Crumbs Bake Shop, Inc.” and (ii) remove certain language therefrom related to the Company’s earlier status as a special purpose acquisition company;

☐ VOTE FOR            ☐ VOTE AGAINST            ☐ ABSTAIN
3.
Adoption of the amendment to the Certificate of Designation to, among other things, specifically eliminate the ability of the holders of the Series A Preferred Stock (the “Series A Holders”), as a class, to elect a majority of the Board of Directors if such right exceeds the Series A Holders’ aggregate beneficial commensurate ownership.

☐ VOTE FOR            ☐ VOTE AGAINST            ☐ ABSTAIN
4.
Approval of the adoption of the Incentive Plan pursuant to which 338,295 shares of Common Stock will be reserved for issuance to employees, directors, officers and other eligible persons upon the exercise of various types of equity awards to be granted pursuant to the terms of the Incentive Plan;

☐ VOTE FOR            ☐ VOTE AGAINST            ☐ ABSTAIN
5.	Ratification of the appointment of Rothstein Kass & Company P.C., as the Company’s independent registered public accounting firm for the year ending December 31, 2011.
☐ VOTE FOR            ☐ VOTE AGAINST            ☐ ABSTAIN
6.	Authorization to adjourn the annual meeting to a later date or dates if there are insufficient votes present or represented by proxy at the annual meeting to approval the proposals or any of them.
☐ VOTE FOR            ☐ VOTE AGAINST            ☐ ABSTAIN
7.	Other Matters
In their discretion, to vote with respect to any other matters that may properly come before the annual meeting or any adjournment or postponement thereof, including matters incident to its conduct.
Please sign and date on the reverse side.

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The Board of Directors recommends a vote FOR the nominees and proposals above and if no specification is made, the shares will be voted for such nominees and proposals.
PLEASE SIGN AND DATE.
Dated  _____, 2011

Signature

Printed Name

Signature

Printed Name
Joint Owners Should Each Sign, Attorneys-in-Fact, Executors, Administrators, Custodians, Partners, or Corporate Officers Should Give Their Full Title.
Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE DATE, SIGN AND RETURN THIS PROXY
NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

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